BISHOP STREET
FUNDS


SEMI-ANNUAL REPORT
JUNE 30, 2000

[GRAPHIC OF GLOBAL MAP OMITTED]


EQUITY FUND
HIGH GRADE INCOME FUND
HAWAII MUNICIPAL BOND FUND
MONEY MARKET FUND
TREASURY MONEY MARKET FUND


INVESTMENT ADVISER
BISHOP STREET
CAPITAL MANAGEMENT

[Logo Omitted]

[GRAPHIC BACKGROUND OF GLOBAL MAP OMITTED]

   This report and the financial statements contained herein are submitted for the general information of Bishop Street Funds' shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

   Shares of Bishop Street Funds are NOT deposits or obligations of, or guaranteed by First Hawaiian Bank or any of its affiliates. Such shares are also NOT federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investment in shares of mutual funds involves risk, including the possible loss of principal. SEI Investments Distribution Co. serves as Distributor for Bishop Street Funds and is not affiliated with First Hawaiian Bank or any of its affiliates.

                                  BISHOP STREET
                                TABLE OF CONTENTS
                                      FUNDS

      LETTER TO SHAREHOLDERS ..............................................   2

      EQUITY FUND
            Investment Adviser's Report & Management Discussion ...........   4
            Statement of Net Assets .......................................   7

      HIGH GRADE INCOME FUND
            Investment Adviser's Report & Management Discussion ...........  12
            Statement of Net Assets .......................................  15

      HAWAII MUNICIPAL BOND FUND
            Investment Adviser's Report & Management Discussion ...........  20
            Statement of Net Assets .......................................  23

      MONEY MARKET & TREASURY MONEY MARKET FUNDS
            Investment Adviser's Report & Management Discussion ...........  32
            Statements of Net Assets ......................................  34
      Statements of Operations ............................................  40
      Statements of Changes in Net Assets .................................  41
      Financial Highlights ................................................  44
      Notes to Financial Statements .......................................  46

                                  BISHOP STREET
                              LETTER TO SHAREHOLDERS
                                      FUNDS

                        [Photo of Robert A. Alm Omitted]

DEAR FELLOW SHAREHOLDER:

We are pleased to present Bishop Street Funds' June 30, 2000 Semi-Annual Report.

The markets entered calendar year 2000 on a high note. Relief that Y2K did not cause widespread problems and continuing euphoria about the New Economy pushed equities higher in January and February. Investors continued to watch the Federal Reserve closely, however, looking for indications that policy makers would continue their series of interest rate hikes or refrain from more increases. In mid-March, market sentiment turned decidedly negative, leading to sharp downturns in Nasdaq and other indices. Among the hardest hit were previously high-flying e-commerce and Internet content stocks. Investors turned instead toward defensive consumer-oriented stocks and utilities.

The Bishop Street Equity Fund slightly underperformed the S&P 500 Composite Index over this period. As a growth-oriented portfolio, the Fund did not have significant exposure to the utilities and consumer-oriented stocks such as Nike, Budweiser, Pepsi and Nabisco that performed well as investors retreated to defensive issues. The downturn in technology stocks did, however, enable the Fund to invest in some very exciting companies at good prices. We are confident that this buying opportunity may ultimately help reinforce the Fund's long-term record of above-average risk-adjusted results, as evidenced by its four-star rating from Morningstar. That rating places it in the top 33% of 3,642 domestic stock funds that Morningstar tracks. *

The first half of 2000 was also a generally difficult period for the bond market. Rising interest rates created a headwind for bonds on the short end of the yield curve. The ongoing Treasury buyback program and the debate in Washington over the implied guarantee of government agency debt also affected the market's performance. On a sector basis, Treasuries outperformed corporates and agencies over the period.

Despite this challenging environment, the Bishop Street High Grade Income Fund modestly outperformed its benchmark. The Bishop Street Hawaii Municipal Bond Fund continued to produce good results as well, even as the supply of high-quality Hawaii municipal bonds remained tight. The Fund also maintained its four-star rating, which places it in the top 33% of 1,688 municipal bond funds tracked by Morningstar.** Additionally, the Fund was ranked the number one Hawaii Municipal Bond Fund by Lipper for the one-, three-, and five-year periods ended June 30, 2000.***

At Bishop Street Capital Management, we pride ourselves in attracting some of the most talented professionals in the business. We would like to take this opportunity to introduce M'Liss Hualani Moore, CFA, who recently joined the



Bishop Street Funds

                                                                  [Logo Omitted]

Bishop Street Capital Management team as a Senior Analyst. M'Liss brings 16 years of industry experience to her post. Prior to joining Bishop Street Capital Management, she held several positions at Kamehameha Schools, Honolulu, most recently serving as Associate Director of the Financial Asset Division. Previously, M'Liss was employed as a Business Development Specialist at Financial Models, New York and as a Senior Portfolio Assistant/Systems Analyst at Garrison Keogh & Co., New York.

Please take some time to read the following pages. They include a summary of the economic environment affecting each fund, a discussion of its performance, statements of net assets and other financial information. If you have any questions about this report or the Bishop Street Funds, please call your investment professional or Bishop Street Funds Investor Services at 1-800-262-9565.

Thank you for choosing the Bishop Street Funds.

Sincerely,


/s/signature omitted


Robert A. Alm
President
Bishop Street Capital Management,
Investment Adviser


* Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/00. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with
    appropriate  fee   adjustments,   and  a  risk  factor  that  reflects  fund
    performance below 90 day T-bill returns. The Bishop Street Equity Fund (Institutional Shares) received 4 stars for the three-year period. The top 10% of the funds in an investment class receive 5 stars, the next 22.5 % receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The fund was rated among 3,642 funds for the three-year period.
** Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/00. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90 day T-bill returns. The Bishop Street Hawaii Municipal Bond Fund (Institutional Shares) received 4 stars for the three- and five-year periods. The top 10% of the funds in an investment class receive 5 stars, the next 22.5 % receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The fund was rated among 1,688 and 1,447 funds for the three- and five-year periods respectively.

*** Lipper  Analytical  Services ranked the Bishop Street Hawaii  Municipal Bond
    Fund (Institutional Shares) 1st out of 13, 11 and 9 funds for the one-, three- and five-year periods, respectively, in the Hawaii Municipal Debt Average. Past performance is no guarantee of future results. Rankings are based on total return data provided by Lipper Analytical Services.


                                             Semi-Annual Report -- June 30, 2000

                                  BISHOP STREET
               INVESTMENT ADVISER'S REPORT & MANAGEMENT DISCUSSION
                                      FUNDS

Equity Fund
--------------------------------------------------------------------------------


INVESTMENT ADVISER'S REPORT

The first half of 2000 was a volatile period in the equity market. As the calendar year began, investors continued to favor technology and telecommunications stocks, especially high-concept Internet-related issues. That trend abruptly reversed itself in the second quarter. Led by technology stocks, the market continued the decline in April and May that had begun in mid-March. The stocks of concept-driven Internet companies were among the hardest hit. Shares of technology companies involved in building and maintaining the Internet's infrastructure continued to perform well as did those of telecom equipment companies. Defensive stocks also performed well over the spring, but again ceded market leadership to technology stocks and other growth-oriented shares in June.

Looking ahead, we believe that U.S. multinationals should benefit from accelerating global growth, even if the U.S. economy slows. The U.S. market may remain volatile going into the earnings season as investors assess the impact of rising interest rates and slower growth. The Fund's continued focus on companies with high earnings visibility should be an advantage in this climate.

MANAGEMENT DISCUSSION & ANALYSIS

The Bishop Street Equity Fund Institutional Class underperformed the S&P 500 Composite Index over the six-month period ended June 30, 2000, with a total return of -1.06%.* In comparison, the unmanaged S&P 500 Composite Index returned -0.43% during the same period. In part, that underperformance reflected the Fund's underweighting in technology stocks at the start of the period. As the sector continued to drop, we saw a buying opportunity. Given how difficult it is to call the market's low, our move into technology stocks was somewhat early. Toward the end of the second quarter, however, technology stocks rebounded and helped offset a corresponding slowdown in some of the Fund's cyclical holdings such as Honeywell International. As a growth-oriented portfolio, the Fund also did not have significant exposure to utilities and consumer-oriented stocks such as Nike, Budweiser, Pepsi and Nabisco, which performed well during the spring. The Fund's best performers over the period included Nortel Networks, Network Appliance and EMC.



Bishop Street Funds

                                                                  [Logo Omitted]

The Fund is now overweighted in technology stocks (40% of assets as of 6/30/00), which we believe will continue to be a good source of strong equity performance in the periods ahead. We find the prospects of companies involved in building and maintaining the Internet's infrastructure especially attractive. At the same time, we have kept the Fund underweighted in basic materials and industrials, given the economy's apparent slowdown. We also continue to underweight slower-growth areas such as financials and non-cyclical consumer stocks, including food producers and restaurants.

As you may know, tactical sector and industry allocation is a key element of our strategy. We seek excess return from growth stocks by targeting industries and sectors that we believe have the potential to outperform the overall market. We then seek to identify companies that are best positioned to capitalize on, or benefit from, growth in their respective industry and sector.

Overlaying this discipline are a series of active risk constraints, including parameters that define the portfolio's maximum and minimum sector exposure and a ceiling on individual holdings (no more than 5% of assets, based on cost). To ensure ample diversification, we also keep the Fund invested in no fewer than 20 industries at all times. Our objective is to create an optimal level of risk and return. We also seek to maintain consistent returns relative to the S&P 500 Composite Index, with an annual tracking error of no more than 300 basis points. The result is a diversified portfolio consisting of approximately 70 holdings. Our typical holding is a market-leading large-cap company with above-average earnings prospects.

* The Bishop Street Equity Fund (Class A shares) produced a total return of -1.29%. Including the maximum sales charge of 5.75%, total return was -6.96%. Past performance is no guarantee of future results.


                                             Semi-Annual Report -- June 30, 2000

Equity Fund                                                          (unaudited)
--------------------------------------------------------------------------------
                             PERFORMANCE COMPARISON


            Comparison of Change in the Value of a $10,000 Investment in the Bishop Street Equity Fund, Institutional Class or Synthetic Class A,
             versus the S&P 500 Composite Index, the Consumer Price Index,
                 and the Lipper Domestic Equity Funds Aggregate

[Line Graph Omitted] Plot points are as follows:

          Bishop Street  Bishop Street                           Lipper
           Equity Fund,   Equity Fund,  S&P 500     Consumer    Domestic
          Institutional    Synthetic  Composite      Price    Equity Funds
             Class+        Class A+     Index        Index     Aggregate
1/31/97     $10,000       $ 9,425      $10,000      $10,000     $10,000
   3/97       9,593         9,042        9,665       10,040       9,441
   6/97      11,104        10,466       11,351       10,070      10,835
   9/97      11,844        11,163       12,202       10,131      12,098
  12/97      12,031        11,339       12,552       10,171      11,955
   3/98      13,699        12,912       14,301       10,181      13,336
   6/98      14,164        13,349       14,773       10,242      13,284
   9/98      12,873        12,133       13,306       10,283      11,420
  12/98      16,007        15,086       16,141       10,335      13,626
   3/99      17,052        16,072       16,944       10,376      13,798
   6/99      17,808        16,784       18,139       10,449      15,178
   9/99      16,905        15,931       17,005       10,553      14,420
  12/99      19,907        18,740       19,536       10,606      17,224
   3/00      20,483        19,589       19,983       10,756      18,457
   6/00      19,696        18,497       19,452       10,831      17,962


Past performance is not predictive of future performance.

+ Account value if you reinvested income and capital gains


                          AVERAGE ANNUAL TOTAL RETURNS


      SIX        ONE      ANNUALIZED    ANNUALIZED
     MONTH      YEAR        3 YEAR       INCEPTION
    RETURN     RETURN       RETURN        TO DATE
  ------------------------------------------------
   -1.06%      10.61%       21.05%        22.30%  Institutional Class*
   -1.29%      10.22%       20.91%+       18.11%   Class A**
   -6.96%       3.86%       18.55%+       11.59%   Class A, with load***

  * Commenced operations on 01/31/97.
 ** Commenced operations on 06/14/99.
*** Reflects 5.75% sales charge.
  + Prior performance  information  represents  performance of the Institutional
    Class, which was offered on 01/31/97. Institutional Class performance has been adjusted to reflect the Class A sales charge, but has not been adjusted to reflect Class A Rule 12b-1 fees and expenses. Had that adjustment been made, performance would be lower than that shown.

Bishop Street Funds

Equity Fund                                                          (unaudited)
--------------------------------------------------------------------------------
                             TOP TEN EQUITY HOLDINGS


                                                      Percentage of
                                                       Investments
--------------------------------------------------------------------
    1. Cisco Systems                                     5.5%
--------------------------------------------------------------------
    2. General Electric                                  3.9%
--------------------------------------------------------------------
    3. Microsoft                                         3.6%
--------------------------------------------------------------------
    4. Sun Microsystems                                  3.2%
--------------------------------------------------------------------
    5. Intel                                             3.1%
--------------------------------------------------------------------
    6. Nortel Networks                                   2.4%
--------------------------------------------------------------------
    7. AES                                               2.2%
--------------------------------------------------------------------
    8. American International Group                      2.0%
--------------------------------------------------------------------
    9. Texas Instruments                                 2.0%
--------------------------------------------------------------------
   10. Citigroup                                         2.0%
--------------------------------------------------------------------


                             STATEMENT OF NET ASSETS


                                                                   Market
                                                                    Value
      Shares                                                        (000)
     ---------                                                    ---------


                              COMMON STOCK -- 99.0%
AIR TRANSPORTATION -- 0.7%
     69,800    FedEx*                                             $ 2,652
                                                                  -------
AUTOMOTIVE -- 0.0%
        250    General Motors, Cl H*                                   22
                                                                  -------
BANKS -- 4.1%
     70,750    Bank of America                                      3,042
    132,900    Bank of New York                                     6,180
    131,481    Chase Manhattan                                      6,056
                                                                  -------
                                                                   15,278
                                                                  -------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 4.5%
     80,600    Clear Channel Communications*                        6,045
    104,700    Comcast, Cl A*                                       4,070
     29,100    Omnicom Group                                        2,592
     42,800    Univision Communications, Cl A*                      4,430
                                                                  -------
                                                                   17,137
                                                                  -------


                                             Semi-Annual Report -- June 30, 2000

Equity Fund                                                          (unaudited)
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                                   Market
                                                                    Value
     Shares                                                         (000)
    ---------                                                     ---------

CHEMICALS -- 0.5%
     47,100    E.I. DuPont de Nemours                             $ 2,061
                                                                  -------
COMMUNICATIONS EQUIPMENT -- 1.4%
     46,200    Echostar Communications, Cl A*                       1,530
     46,000    Network Appliance*                                   3,703
                                                                  -------
                                                                    5,233
                                                                  -------
COMPUTERS & SERVICES -- 22.7%
     15,900    Adobe Systems                                        2,067
     64,300    America Online*                                      3,392
    324,600    Cisco Systems*                                      20,632
    139,500    Compaq Computer                                      3,566
     71,100    EMC*                                                 5,470
     33,600    Hewlett-Packard                                      4,196
     47,700    International Business Machines                      5,226
    171,400    Microsoft*                                          13,712
     72,500    Oracle Corp.*                                        6,095
     40,750    Siebel Systems*                                      6,665
    132,000    Sun Microsystems*                                   12,004
     21,550    Yahoo*                                               2,670
                                                                  -------
                                                                   85,695
                                                                  -------
DIVERSIFIED OPERATIONS -- 7.6%
    274,500    General Electric                                    14,549
    100,450    Honeywell International                              3,384
     71,250    Illinois Tool Works                                  4,061
    143,524    Tyco International Ltd.                              6,799
                                                                  -------
                                                                   28,793
                                                                  -------
DRUGS -- 11.0%
     71,000    Amgen *                                              4,988
     37,900    Biogen*                                              2,445
     69,500    Bristol-Myers Squibb                                 4,048
     86,500    Elan, ADR*                                           4,190
     47,600    Eli Lilly                                            4,754
     25,950    Genentech*                                           4,463
     42,350    Johnson & Johnson                                    4,314
    143,750    Pfizer                                               6,900
    103,400    Schering Plough                                      5,222
                                                                  -------
                                                                   41,324
                                                                  -------
ELECTRICAL UTILITIES -- 2.2%
    179,400    AES*                                                 8,185
                                                                  -------


Bishop Street Funds

Equity Fund                                                          (unaudited)
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                                   Market
                                                                   Value
      Shares                                                       (000)
     ---------                                                   ---------

FINANCIAL SERVICES -- 4.9%
    113,850    American Express                                  $ 5,934
    146,175    Charles Schwab                                      4,915
    125,200    Citigroup                                           7,543
                                                                 -------
                                                                  18,392
                                                                 -------
HOUSEHOLD PRODUCTS -- 2.5%
     68,100    Clorox                                              3,052
     67,250    Kimberly-Clark                                      3,859
     45,450    Proctor & Gamble                                    2,602
                                                                 -------
                                                                   9,513
                                                                 -------
INSURANCE -- 2.0%
     65,637    American International Group                        7,712
                                                                 -------
Marine Transportation -- 0.7%
    141,700    Carnival, Cl A                                      2,763
                                                                 -------
MEASURING DEVICES -- 0.7%
     12,815    Agilent Technologies*                                 945
     25,000    PE Biosystems Group                                 1,647
                                                                 -------
                                                                   2,592
                                                                 -------
MEDICAL PRODUCTS & SERVICES -- 0.8%
     58,300    Guidant*                                            2,886
                                                                 -------
PETROLEUM & FUEL PRODUCTS -- 3.9%
     54,700    Enron                                               3,528
     95,400    Halliburton                                         4,502
     49,400    Schlumberger Ltd.                                   3,687
    115,550    USX-Marathon Group                                  2,896
                                                                 -------
                                                                  14,613
                                                                 -------
PETROLEUM REFINING -- 2.7%
     64,750    Royal Dutch Petroleum, ADR                          3,986
     78,000    Total Fina, ADR                                     5,991
                                                                 -------
RETAIL -- 5.4%
     58,400    Costco Wholesale*                                   1,927
     64,200    CVS                                                 2,568
    110,400    Home Depot                                          5,513
     78,300    Target                                              4,541
    102,700    Wal-Mart Stores                                     5,918
                                                                 -------
                                                                  20,467
                                                                 -------


                                             Semi-Annual Report -- June 30, 2000

Equity Fund                                                          (unaudited)
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                                  Market
                                                                   Value
      Shares                                                       (000)
     ---------                                                   ---------

SEMI-CONDUCTORS/INSTRUMENTS -- 9.7%
     65,850    Amkor Technology*                                 $ 2,325
     44,600    Applied Materials*                                  4,042
     22,400    Broadcom, Cl A*                                     4,904
     29,450    Infineon Technologies, ADR*                         2,334
     87,450    Intel                                              11,691
     65,350    LSI Logic*                                          3,537
    111,600    Texas Instruments                                   7,666
                                                                --------
                                                                  36,499
                                                                --------
TELEPHONE & TELECOMMUNICATIONS -- 11.0%
    135,550    AT&T                                                4,287
     67,500    Lucent Technologies                                 3,999
    114,600    Nokia, ADR                                          5,723
    134,950    Nortel Networks                                     9,210
     30,400    Qualcomm*                                           1,824
     51,700    Qwest Communications International*                 2,569
     79,000    SBC Communications                                  3,417
     96,000    Vodafone Airtouch PLC ADR                           3,978
    138,275    Worldcom*                                           6,343
                                                                --------
                                                                  41,350
                                                                --------
               TOTAL COMMON STOCK (Cost $269,695)                373,144
                                                                --------

                            CASH EQUIVALENTS -- 0.9%
  1,280,077    SEI Daily Income Trust Money Market Fund            1,280
  2,065,496    SEI Daily Income Trust Prime Obligation Fund        2,066
                                                                --------
               TOTAL CASH EQUIVALENTS (Cost $3,346)                3,346
                                                                --------
TOTAL INVESTMENTS (Cost $273,041) -- 99.9%                        376,490
                                                                --------
OTHER ASSETS AND LIABILITIES, NET -- 0.1%                            369
                                                                --------


Bishop Street Funds

Equity Fund                                                          (unaudited)
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
                                   (CONCLUDED)

                                                                 Market
                                                                  Value
                                                                  (000)
                                                                ---------


                                   NET ASSETS:

Fund Shares of Institutional Class (unlimited authorization
    -- no par value) based on 21,193,319 outstanding shares
    of beneficial interest                                      $234,800
Fund Shares of Class A (unlimited authorization
    -- no par value) based on 110,616 outstanding
    shares of beneficial interest                                  1,962
Accumulated net investment loss                                     (291)
Accumulated net realized gain on investments                      36,939
Net unrealized appreciation on investments                       103,449
                                                                --------
TOTAL NET ASSETS -- 100.0%                                      $376,859
                                                                ========
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS                        $17.69
                                                                --------
NET ASSET VALUE AND REDEMPTION
    PRICE PER SHARE -- CLASS A                                    $17.64
                                                                --------
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
    ($17.64 / 94.25%)                                             $18.72
                                                                --------
* Non-income producing securities
ADR -- American Depository Receipt
Cl -- Class
Ltd.-- Limited
PLC -- Public Limited Company

The accompanying notes are an integral part of the financial statements.

                                             Semi-Annual Report -- June 30, 2000

                                  BISHOP STREET
               INVESTMENT ADVISER'S REPORT & MANAGEMENT DISCUSSION
                                      FUNDS

High Grade Income Fund
--------------------------------------------------------------------------------


INVESTMENT ADVISER'S REPORT

During the first half of the year, the U.S. economy remained on a path of strong growth, with a tight labor market and robust consumer spending. In response, the Federal Reserve (the Fed) continued its series of interest rate hikes to cool the economy. As the period ended, Fed policy makers and investors alike were awaiting evidence that the U.S. economy might be slowing enough that the Fed could suspend further interest rate hikes.

In the fixed-income market, rising interest rates created a headwind for bonds on the short end of the yield curve. Other factors affecting the bond market's performance included the ongoing Treasury buyback program and the debate in Washington over the implied guarantee of government agency debt. As a result, Treasuries outperformed corporates and agencies during the period.

While the economy and consumer spending remained strong over the first half of 2000, we should start to see the impact of the rate hikes. We do not feel that this level of growth will be sustainable in the second half of the year. We think that interest rates could be volatile in the short run as policy makers and investors wait for more evidence that the economy is slowing and that no further interest rate hikes are warranted. During the third quarter, we will likely utilize opportunities to extend the Fund's duration if the market pulls back.


MANAGEMENT DISCUSSION & ANALYSIS

For the six months ended June 30, 2000, the High Grade Income Fund Institutional Class outperformed its benchmark, the Lehman Brothers U.S. Government/Corporate Bond Index, with a total return of 4.56%, compared to the Index's 4.16%.*



Bishop Street Funds

                                                                  [Logo Omitted]

It should be emphasized that a bond fund's total return is not the same as its SEC 30-Day yield. Total return is the sum of the income a fund distributes plus or minus changes in its net asset value (NAV). Like the price of an individual bond, a fund's NAV falls when interest rates rise, and vice versa. As of June 30, 2000, the High Grade Income Fund's SEC 30-Day yield -- a prescribed measure of income generated by the fund over the last 30 days -- was 6.06% (Institutional Class).

Several factors contributed to the Fund's results over the first half of 2000. After shortening the Fund's duration during the first-quarter rally, we extended it over the second quarter. The Fund's sector positioning was also beneficial. Debate about the implied government guarantee of agency bonds led spreads on these issues to widen in April and May. In this environment, the Fund's conservative positioning in the government agency sector helped its performance. In addition, the Fund remained underweighted in corporate bonds. Evidence that the economy was slowing, coupled with dimmer prospects for some technology companies, put pressure on that sector over the spring.

At the end of the period, the Fund remained underweighted in government agency bonds, which made up 8% of the portfolio versus the Index weighting of 12.6%. The Fund's largest sector weighting continued to be Treasuries, at approximately 59% of the portfolio. Corporate debt made up an additional 31%, and the remainder was in cash. Going into the second half, the Fund's duration is short to the benchmark, but we will look for opportunities to extend it if the market pulls back.

* The Bishop Street High Grade Income Fund (Class A shares) produced a total return of 4.31%. Including the maximum sales charge of 4.75%, total return was -0.68%. Past performance is no guarantee of future results.


                                             Semi-Annual Report -- June 30, 2000

High Grade Income Fund                                               (unaudited)
--------------------------------------------------------------------------------
                             PERFORMANCE COMPARISON


        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
 BISHOP STREET HIGH GRADE INCOME FUND, INSTITUTIONAL CLASS OR SYNTHETIC CLASS A,
  VERSUS THE LEHMAN BROTHERS U.S. GOVERNMENT/CORPORATE BOND INDEX, THE CONSUMER
        PRICE INDEX, AND THE LIPPER CORPORATE A-RATED DEBT FUNDS AVERAGE

[Line Graph Omitted]
Plot points are as follows:
                                    Lehman
       Bishop Street Bishop Street Brothers                   Lipper
         High Grade    High Grade  U.S. Govt./               Corporate
        Income Fund,  Income Fund, Corporate  Consumer        A-Rated
        Institutional   Synthetic    Bond       Price       Debt Funds
            Class+      Class A+     Index      Index         Average
1/31/97    $10,000     $ 9,525      $10,000    $10,000        $10,000
   3/97      9,902       9,431        9,902     10,040          9,898
   6/97     10,216       9,730       10,261     10,070         10,257
   9/97     10,514      10,015       10,621     10,131         10,617
  12/97     10,793      10,280       10,962     10,171         10,908
   3/98     10,937      10,418       11,129     10,181         11,061
   6/98     11,191      10,659       11,419     10,242         11,319
   9/98     11,798      11,237       11,985     10,283         11,729
  12/98     11,774      11,215       12,000     10,335         11,726
   3/99     11,495      10,949       11,856     10,376         11,620
   6/99     11,316      10,755       11,727     10,449         11,450
   9/99     11,359      10,752       11,790     10,553         11,479
  12/99     11,263      10,650       11,742     10,606         11,427
   3/00     11,584      10,944       12,057     10,756         11,671
   6/00     11,778      11,108       12,231     10,831         11,771


Past performance is not predictive of future performance.

+ Account value if you reinvested income and capital gains


              AVERAGE ANNUAL TOTAL RETURNS


      SIX        ONE      ANNUALIZED    ANNUALIZED
     MONTH      YEAR        3 YEAR       INCEPTION
    RETURN     RETURN       RETURN        TO DATE
---------------------------------------------------
    4.56%       4.08%       4.86%         4.91%  Institutional Class*
    4.31%       3.29%       4.51%+        4.07   Class A**
   -0.68%      -1.64%       2.83%+       -0.64%  Class A, with load***

  * Commenced operations on 01/31/97.
 ** Commenced operations on 06/14/99.
*** Reflects 4.75% sales charge.
  + Prior performance  information  represents  performance of the Institutional
    Class, which was offered on 01/31/97. Institutional Class performance has been adjusted to reflect the Class A sales charge, but has not been adjusted to reflect Class A Rule 12b-1 fees and expenses. Had that adjustment been made, performance would be lower than that shown.

Bishop Street Funds

High Grade Income Fund                                               (unaudited)
--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                                                     Percentage
                                              Coupon       Maturity      of
                                               Rate          Date    Investments
--------------------------------------------------------------------------------
    1. United States Treasury Bond              7.25%    May 15, 2016      8.6%
--------------------------------------------------------------------------------
    2. United States Treasury Bond              7.50%   Nov. 15, 2016      6.2%
--------------------------------------------------------------------------------
    3. United States Treasury Note              6.00%   Aug. 15, 2009      4.0%
--------------------------------------------------------------------------------
    4. United States Treasury Bond              7.25%   Aug. 15, 2022      3.3%
--------------------------------------------------------------------------------
    5. Shell Oil                                6.70%   Aug. 15, 2002      3.2%
--------------------------------------------------------------------------------
    6. Lucent Technologies                      7.25%   Jul. 15, 2006      3.0%
--------------------------------------------------------------------------------
    7. United States Treasury Note              6.13%  Sept. 30, 2000      2.9%
--------------------------------------------------------------------------------
    8. United States Treasury Bond              6.00%   Feb. 15, 2026      2.9%
--------------------------------------------------------------------------------
    9. Federal National Mortgage Association    5.13%   Feb. 13, 2004      2.6%
--------------------------------------------------------------------------------
   10. United States Treasury Note              7.50%   Feb. 15, 2005      2.5%
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
        Face                                                          Market
       Amount                                                          Value
        (000)                                                          (000)
      ---------                                                       ---------


                       U.S. TREASURY OBLIGATIONS -- 59.1%
               U.S. Treasury Bonds
     $9,900    7.250%, 05/15/16                                      $ 10,893
      7,000    7.500%, 11/15/16                                         7,884
      3,750    7.250%, 08/15/22                                         4,207
      3,750    6.000%, 02/15/26                                         3,666
               U.S. Treasury Notes
        500    6.000%, 08/15/00                                           500
      3,677    6.125%, 09/30/00                                         3,677
        350    5.750%, 11/15/00                                           349
        450    8.500%, 11/15/00                                           454
      1,400    5.625%, 11/30/00                                         1,396
        950    7.750%, 02/15/01                                           958
      1,500    6.250%, 04/30/01                                         1,497
        725    6.500%, 05/31/01                                           725
        500    6.625%, 06/30/01                                           501
      2,625    6.625%, 07/31/01                                         2,629
      2,500    6.375%, 09/30/01                                         2,495
      1,200    6.125%, 12/31/01                                         1,193


                                             Semi-Annual Report -- June 30, 2000

High Grade Income Fund                                               (unaudited)
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                           Market
       Amount                                                           Value
        (000)                                                           (000)
      ---------                                                       ---------

     $1,950    6.250%, 01/31/02                                        $ 1,943
        700    7.500%, 05/15/02                                            713
        700    6.375%, 08/15/02                                            699
        625    5.750%, 10/31/02                                            616
      2,625    5.500%, 01/31/03                                          2,570
      2,825    6.250%, 02/15/03                                          2,817
        625    5.500%, 05/31/03                                            611
      1,700    5.750%, 08/15/03                                          1,671
        500    5.875%, 02/15/04                                            493
        250    7.250%, 05/15/04                                            258
      2,000    7.250%, 08/15/04                                          2,067
      1,625    7.875%, 11/15/04                                          1,719
      3,025    7.500%, 02/15/05                                          3,172
        250    6.500%, 08/15/05                                            253
      1,500    7.000%, 07/15/06                                          1,554
      1,625    6.500%, 10/15/06                                          1,642
      1,800    6.125%, 08/15/07                                          1,789
      3,000    6.625%, 05/15/07                                          3,062
      5,100    6.000%, 08/15/09                                          5,058
                                                                       -------
               TOTAL U.S. TREASURY OBLIGATIONS (Cost $75,904)           75,731
                                                                       -------

                   U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.8%
               FHLB
        200    6.055%, 10/24/00                                            200
        700    7.310%, 07/06/01                                            703
        700    7.570%, 08/19/04                                            713
               FNMA
      2,500    6.250%, 11/15/02                                          2,462
      3,500    5.125%, 02/13/04                                          3,288
      1,625    5.750%, 06/15/05                                          1,540
               FNMA, MTN
      1,000    6.610%, 05/08/02                                            994

                                                                       -------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $10,186)   9,900
                                                                       -------


Bishop Street Funds

High Grade Income Fund                                               (unaudited)
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                            Market
       Amount                                                            Value
        (000)                                                            (000)
      ----------                                                      ---------


                         CORPORATE OBLIGATIONS -- 30.6%
BEAUTY PRODUCTS -- 1.8%
               Procter & Gamble
     $2,425    5.250%, 09/15/03                                        $ 2,319
                                                                       -------
COMMUNICATIONS EQUIPMENT -- 3.9%
               Motorola
      2,550    5.800%, 10/15/08                                          2,314
               Rockwell International
        300    6.625%, 06/01/05                                            294
               Sony
      2,425    6.125%, 03/04/03                                          2,364
                                                                       -------
                                                                         4,972
                                                                       -------
DIVERSIFIED OPERATIONS -- 1.9%
               Honeywell International
      2,525    7.000%, 03/15/07                                          2,468
                                                                       -------
FOOD, BEVERAGE & TOBACCO -- 1.5%
               Philip Morris
      2,000    7.125%, 08/15/02                                          1,965
                                                                       -------
HOUSEHOLD FURNITURE & FIXTURES -- 1.8%
               Leggett & Platt
      2,300    7.650%, 02/15/05                                          2,346
                                                                       -------
MACHINERY -- 1.8%
               Emerson Electric
      2,625    5.000%, 10/15/08                                          2,254
                                                                       -------
PETROLEUM REFINING -- 4.9%
               Halliburton
      2,550    5.625%, 12/01/08                                          2,286
               Shell Oil
      4,000    6.700%, 08/15/02                                          4,010
                                                                       -------
                                                                         6,296
                                                                       -------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 2.6%
               Xerox
      1,000    6.625%, 04/16/01                                            990
      2,525    5.250%, 12/15/03                                          2,307
                                                                       -------
                                                                         3,297
                                                                       -------


                                             Semi-Annual Report -- June 30, 2000

High Grade Income Fund                                               (unaudited)
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                                       Market
     Shares/Face                                                        Value
     Amount(000)                                                        (000)
  ------------------                                                  ---------

RETAIL -- 5.8%
               Gap
     $2,625    6.900%, 09/15/07                                        $ 2,537
               Lowes Companies
      2,300    6.375%, 12/15/05                                          2,153
               Wal-Mart Stores
      2,625    8.000%, 09/15/06                                          2,730
                                                                      --------
                                                                         7,420
                                                                      --------
TELEPHONE & TELECOMMUNICATIONS -- 3.0%
               Lucent Technologies
      3,800    7.250%, 07/15/06                                          3,829
                                                                      --------
TOYS -- 1.6%
               Hasbro
      2,325    6.150%, 07/15/08                                          2,069
                                                                      --------
               TOTAL CORPORATE OBLIGATIONS (Cost $40,842)               39,235
                                                                      --------

                             CASH EQUIVALENTS -- 1.2%
  1,102,437    SEI Daily Income Trust Money Market Fund                  1,102
    421,271    SEI Daily Income Trust Prime Obligation Fund                421
                                                                      --------
               TOTAL CASH EQUIVALENTS (Cost $1,523)                      1,523
                                                                      --------
TOTAL INVESTMENTS (Cost $128,455) -- 98.7%                              126,389
                                                                      --------
OTHER ASSETS AND LIABILITIES, NET -- 1.3%                                1,699
                                                                      --------


Bishop Street Funds

High Grade Income Fund                                               (unaudited)
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
                                   (CONCLUDED)

                                                                      Market
                                                                       Value
                                                                       (000)
                                                                     ---------


                                   NET ASSETS:
Fund Shares of Institutional Class (unlimited authorization
    -- no par value) based on 13,396,524 outstanding shares
    of beneficial interest                                           $133,626
Fund Shares of Class A (unlimited authorizatio
    -- no par value) based on 134 outstanding
    shares of beneficial interest                                           1
Distributions in excess of net investment income                           (1)
Accumulated net realized loss on investments                           (3,472)
Net unrealized depreciation on investments                             (2,066)
                                                                     --------
TOTAL NET ASSETS -- 100.0%                                           $128,088
                                                                     ========
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS                              $9.56
                                                                     --------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE -- CLASS A               $9.51
                                                                     --------
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
    ($9.51 / 95.25%)                                                    $9.98
                                                                     --------
FHLB -- FEDERAL HOME LOAN BANK
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                             Semi-Annual Report -- June 30, 2000

                                  BISHOP STREET
               INVESTMENT ADVISER'S REPORT & MANAGEMENT DISCUSSION
                                      FUNDS


Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------


INVESTMENT ADVISER'S REPORT

During the first half of 2000, the U.S. economy remained on a path of strong growth, with a tight labor market and robust consumer spending. The Federal Reserve (the Fed) responded with further interest rate hikes. As the period ended, Fed policy makers and investors alike were awaiting conclusive evidence that the U.S. economy was slowing. Some investors viewed recent data as proof that the Fed's rate hikes over the past year were having their desired effect. Perhaps as a result, the Fed refrained from raising rates again at its most recent meeting on June 28, 2000.

Both the U.S. Treasury and municipal bond markets continued to post strong performances over the first half of the year, thanks to two major factors that offset the Fed's interest rate hikes: (1) a growing consensus among market participants that the economy and consumer spending were slowing, and (2) favorable technical factors, especially the sharply reduced supply of new Treasury and municipal bond issuance. The U.S. Treasury has dramatically reduced its issuance of 30-year bonds, as well as its total volume of borrowings because of the federal government's budget surplus. Likewise, total volume in the municipal market through the first half of 2000 was down approximately 23% from 1999's levels. However, this reduced supply of municipals was matched in part by lower demand because traditional institutional buyers of tax-exempt bonds--municipal bond funds and insurers--were less active buyers than usual.

It now appears that most of the Fed's interest rate hikes are behind us, and that the municipal market should be relatively stable in the months ahead.


MANAGEMENT DISCUSSION & ANALYSIS

Our major objective continues to be to deliver a high level of current income exempt from Hawaii and federal income taxes, and we feel that we have met this objective. The Fund's 30-Day SEC yield as of June 30, 2000 was 5.02% (Institutional Class), which equates to a taxable equivalent of 9.11% for individuals in the maximum combined state and federal income tax brackets.*

For the six-month period ended June 30, 2000, the Bishop Street Hawaii

Bishop Street Funds

[Logo Omitted]

Municipal Bond Fund Institutional Class outperformed the Lipper Hawaii Municipal Debt Average with a total return of 4.66% compared to the Lipper category's 3.97%.** The Lehman Brothers Municipal Bond Index, measuring a portfolio of national issues mostly not exempt from Hawaii income taxes, reflected a 4.49% return for the same period.

We continue to maintain an extremely high level of credit quality in the Fund's portfolio; at mid-year, 92% of its holdings were in the AA/AAA category. High-quality Hawaii municipal bonds like these remained much in demand. Despite a lack of supply, we were recently able to increase the Fund's holdings in Hawaii Harbor and Hawaii Airport Revenue bonds, high-quality issues that come to market infrequently. At this juncture, there is not a large calendar of offerings planned for the third quarter, but we expect to see some new financings later in the year and will strive to take advantage of them if they meet our criteria.

The yield curve (which describes the relationship between interest rates and maturity) stayed relatively flat over the period, meaning that extending the Fund's maturity would not result in significantly higher income for our shareholders. Our average maturity on June 30, 2000 was 10.7 years. We will continue this strategy until the yield curve provides sufficient relative value to our shareholders for extending our average life.

Recently we have seen some encouraging data confirming that Hawaii is recovering from the recession that persisted through most of the 1990s. Tourism, the state's main economic engine, is producing increased revenues. At the same time, there is increasing recognition of the benefits that will accrue to the state from a more diversified economy. This trend would also have a positive impact on Hawaii's municipal market and the Fund.

  * This information is based on a hypothetical illustration and is not representative of any investment securities. The taxable equivalent yield of 9.11% is based on a 39.6% federal tax rate and 8.75% Hawaii state tax rate.
 ** The Bishop Street Hawaii Municipal Bond Fund (Class A shares) produced a total return of 4.60%. Including the maximum sales charge of 4.25%, total return was 0.18%. Past performance is no guarantee of future results.


                                             Semi-Annual Report -- June 30, 2000

Hawaii Municipal Bond Fund                                           (unaudited)
--------------------------------------------------------------------------------
                             PERFORMANCE COMPARISON


            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
     IN THE BISHOP STREET HAWAII MUNICIPAL BOND FUND, INSTITUTIONAL CLASS OR SYNTHETIC CLASS A, VERSUS THE LEHMAN BROTHERS MUNICIPAL BOND INDEX, THE
       CONSUMER PRICE INDEX, AND THE LIPPER HAWAII MUNICIPAL DEBT AVERAGE

[Line Graph Omitted] Plot points are as follows:

       Bishop Street  Bishop Street Lehman                    Lipper
        Hawaiii Muni   Hawaii Muni Brothers                   Hawaii
         Bond Fund,    Bond Fund,  Municipal  Consumer       Municipal
        Institutional   Synthetic    Bond       Price          Debt
           Class+       Class A+     Index      Index         Average
2/28/95   $10,000     $ 9,575      $10,000    $10,000        $10,000
   6/95    10,288       9,851       10,304     10,359         10,100
  12/95    10,941      10,476       11,005     11,097         10,191
   6/96    10,849      10,388       10,893     11,047         10,376
  12/96    11,401      10,916       11,420     11,589         10,522
   6/97    11,722      11,224       11,727     11,961         10,606
  12/97    12,373      11,847       12,362     12,656         10,712
   6/98    12,661      12,123       12,647     12,997         10,787
  12/98    13,097      12,540       13,070     13,478         10,884
   6/99    12,921      12,362       12,865     13,356         11,004
  12/99    12,750      12,176       13,199     12,513         11,170
   6/00    13,344      12,736       13,791     13,009         11,407

Past performance is not predictive of future performance.

+ Account value if you reinvested income and capital gains


                    AVERAGE ANNUAL TOTAL RETURNS


      SIX        ONE     ANNUALIZED  ANNUALIZED  ANNUALIZED
     MONTH      YEAR       3 YEAR      5 YEAR     INCEPTION
    RETURN     RETURN      RETURN      RETURN      TO DATE
------------------------------------------------------------
    4.66%      3.26%        4.41%       5.34%       5.52%  Institutional Class*
    4.60%      3.02%        4.30%+      5.27%+      2.64   Class A**
    0.18%     -1.35%        2.80%+      4.36%+     -1.52%  Class A, with load***

  * Commenced operations on 02/15/95.
 ** Commenced operations on 06/14/99.
*** Reflects 4.25% sales charge.
  + Prior performance  information  represents  performance of the Institutional
    Class, which was offered on 02/15/95. Institutional Class performance has been adjusted to reflect the Class A sales charge, but has not been adjusted to reflect Class A Rule 12b-1 fees and expenses. Had that adjustment been made, performance would be lower than that shown.

Bishop Street Funds

Hawaii Municipal Bond Fund                                           (unaudited)
--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS


                                                                     Percentage
                                                Coupon     Maturity     of
                                                 Rate        Date    Investments
--------------------------------------------------------------------------------
 1. Honolulu City & County Waste Water
        Revenue Bond                             5.25%   Jul. 01, 2018   2.9%
--------------------------------------------------------------------------------
 2. Hawaii State GO                              6.50%   Dec. 01, 2013   2.6%
--------------------------------------------------------------------------------
 3. Honolulu City & County Waste Water
        Revenue Bond                             5.25%   Jul. 01, 2015   2.2%
--------------------------------------------------------------------------------
 4. Hawaii State Highway Revenue Bond            5.25%   Jul. 01, 2015   2.2%
--------------------------------------------------------------------------------
 5. Hawaii State Highway Revenue Bond            6.00%   Jul. 01, 2009   2.2%
--------------------------------------------------------------------------------
 6. Honolulu City & County GO                    5.25%   Jul. 01, 2019   2.2%
--------------------------------------------------------------------------------
 7. Honolulu City & County Waste Water
    Revenue Bond                                 5.25%   Jul. 01, 2016   2.0%
--------------------------------------------------------------------------------
 8. Honolulu City & County GO                    5.13%   Jul. 01, 2017   1.9%
--------------------------------------------------------------------------------
 9. Hawaii State Airport Systems Revenue Bond    6.50%   Jul. 01, 2014   1.8%
--------------------------------------------------------------------------------
10. Hawaii Department of Budget & Finance
        Kaiser Permanente Revenue Bond           6.50%   Mar. 01, 2011   1.7%
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS


       Face                                                            Market
      Amount                                                            Value
       (000)                                                            (000)
     ---------                                                         ---------


                            MUNICIPAL BONDS -- 96.5%
HAWAII -- 89.3%
               Department of Budget & Finance, Hawaiian Electric,
               Ser A, RB, AMBAC Insured
     $2,000    5.500%, 12/01/14                                        $ 2,007
               Department of Budget & Finance, Hawaiian Electric,
               Ser A, RB, AMT, MBIA Insured
        760    6.200%, 05/01/26                                            772
               Department of Budget & Finance, Hawaiian Electric,
               Ser A, RB, MBIA Insured
      1,670    4.950%, 04/01/12                                          1,603
               Department of Budget & Finance, Hawaiian Electric,
               Ser B, RB, AMT, AMBAC Insured
      2,000    5.750%, 12/01/18                                          1,992
               Department of Budget & Finance, Queens Health
                    Systems, Ser A, RB
      1,450    5.875%, 07/01/11                                          1,454
               Department of Budget & Finance, Queens Health Systems,
                    Ser B, RB, MBIA Insured
        750    5.250%, 07/01/11                                            746
      1,445    5.250%, 07/01/12                                          1,427
      1,275    5.250%, 07/01/13                                          1,249
      1,000    5.250%, 07/01/14                                            971


                                             Semi-Annual Report -- June 30, 2000

Hawaii Municipal Bond Fund                                           (unaudited)
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                              Market
       Amount                                                              Value
        (000)                                                              (000)
      ---------                                                          -------

               Department of Budget & Finance, Special Purpose Mortgage,
               Hawaii Electric Project, Ser A, RB, AMT, MBIA Insured
     $  590    6.600%, 01/01/25                                           $  611
               Department of Budget & Finance, Special Purpose Mortgage,
               Kaiser Permanente Project, Ser A, RB
      2,500    6.500%, 03/01/11                                            2,544
               Department of Budget & Finance, Special Purpose Mortgage,
               Kapiolani Health Care System Project, RB
      1,260    6.300%, 07/01/08                                            1,276
        500    6.000%, 07/01/11                                              491
        250    6.400%, 07/01/13                                              252
               Department of Budget & Finance, Special Purpose Mortgage,
               St. Francis Medical Center Project, RB, FSA Insured
        930    6.500%, 07/01/22                                              952
               Department of Budget & Finance, Wilcox Memorial
               Hospital Project, RB
        500    5.500%, 07/01/09                                              462
               Harbor Capital Improvement, RB, AMT, MBIA Insured
        305    6.200%, 07/01/08                                              321
        500    5.400%, 07/01/09                                              505
        480    7.000%, 07/01/17                                              490
      1,000    5.500%, 07/01/27                                              939
               Harbor Capital Improvement, Ser 1992, RB, AMT, FGIC Insured
        225    6.500%, 07/01/19                                              231
               Harbor System, Ser A, RB, AMT, FSA Insured
      1,000    5.600%, 07/01/15                                              994
      1,210    5.700%, 07/01/16                                            1,207
      2,025    5.750%, 07/01/17                                            2,017
               Hawaii County, GO, MBIA Insured
        250    6.850%, 12/01/02                                              251
               Hawaii County, Ser A, GO, FGIC Insured
        400    5.550%, 05/01/09                                              412
        450    5.600%, 05/01/12                                              462
        190    5.600%, 05/01/13                                              194
               Hawaii County, Ser A, GO, FSA Insured
      1,000    5.250%, 05/15/11                                            1,002
      1,025    5.250%, 05/15/12                                            1,021
      1,000    5.375%, 05/15/13                                            1,000
      1,000    5.375%, 05/15/14                                              992
        500    5.400%, 05/15/15                                              494
      1,000    5.625%, 05/15/19                                              987


Bishop Street Funds

Hawaii Municipal Bond Fund                                           (unaudited)
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                             Market
       Amount                                                             Value
        (000)                                                             (000)
      ---------                                                         --------

               Hawaii State, Airport System, RB, AMT, FGIC Insured
     $1,470    7.000%, 07/01/20                                          $ 1,521
               Hawaii State, Airport System, Second Ser, RB, AMT
         60    6.900%, 07/01/12                                               68
               Hawaii State, Airport System, Second Ser, RB, AMT,
               FGIC Insured
        300    7.200%, 07/01/00                                              300
      1,100    6.900%, 07/01/12                                            1,240
               Hawaii State, Airport System, Ser B, RB, AMT,
               FGIC Insured
      2,500    6.500%, 07/01/14                                            2,681
               Hawaii State, Airport System, Third Ser, RB, AMT,
               AMBAC Insured
      1,000    5.750%, 07/01/09                                            1,025
               Hawaii State, Highway, RB
      3,000    6.000%, 07/01/09                                            3,191
        375    5.250%, 07/01/10                                              377
        510    5.000%, 07/01/11                                              501
        500    5.250%, 07/01/12                                              498
      1,175    5.000%, 07/01/13                                            1,134
      1,000    5.250%, 07/01/16                                              966
               Hawaii State, Highway, RB, FGIC Insured
      3,280    5.250%, 07/01/15                                            3,194
        405    5.000%, 07/01/16                                              377
               Hawaii State, Housing & Community Development,
               Ser A, RB, AMT
      2,000    6.300%, 07/01/20                                            2,018
               Hawaii State, Housing, Finance & Development,
               Affordable Rental Housing Program, Ser A, RB
        350    6.000%, 07/01/15                                              353
        750    6.050%, 07/01/22                                              753
               Hawaii State, Housing, Finance & Development,
               Affordable Rental Housing Program, Ser A, RB, AMT,
               FNMA Insured
      1,000    5.550%, 07/01/07                                            1,005
        250    5.250%, 07/01/13                                              237
      1,375    5.400%, 07/01/30                                            1,227
      2,075    5.750%, 07/01/30                                            1,956
               Hawaii State, Housing, Finance & Development,
               Single-Family Mortgage Purchase, Ser B, RB,
               FNMA Collateral
      1,000    5.450%, 07/01/17                                              949


                                             Semi-Annual Report -- June 30, 2000

Hawaii Municipal Bond Fund                                           (unaudited)
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                              Market
       Amount                                                              Value
        (000)                                                              (000)
      ---------                                                           ------

               Hawaii State, Housing, Finance & Development,
               University of Hawaii, Faculty Housing Project, RB,
               AMBAC Insured
     $  360    4.650%, 10/01/03                                           $  358
        380    4.750%, 10/01/04                                              378
        395    4.850%, 10/01/05                                              394
        415    5.000%, 10/01/06                                              416
        700    5.650%, 10/01/16                                              703
               Hawaii State, Kapolei Office Building, Ser A, COP,
               AMBAC Insured
      1,725    5.250%, 05/01/13                                            1,706
      1,000    5.000%, 05/01/14                                              947
        500    5.000%, 05/01/18                                              458
      2,000    5.000%, 05/01/15                                            1,880
      1,500    5.000%, 05/01/16                                            1,397
      1,000    5.000%, 05/01/17                                              923
               Hawaii State, Ser CL, GO
      1,000    6.000%, 03/01/09                                            1,055
               Hawaii State, Ser CM, GO, FGIC Insured
        500    6.000%, 12/01/09                                              533
      1,500    6.000%, 12/01/11                                            1,599
      3,500    6.500%, 12/01/13                                            3,872
               Hawaii State, Ser CN, GO, FGIC Insured
      1,000    5.250%, 03/01/13                                              989
        500    5.500%, 03/01/14                                              501
        500    5.250%, 03/01/17                                              479
               Hawaii State, Ser CO, GO, FGIC Insured
        200    6.000%, 09/01/05                                              210
               Hawaii State, Ser CQ, GO, FGIC Insured
        175    5.000%, 10/01/00                                              175
               Hawaii State, Ser CR, GO, MBIA Insured
      2,500    5.250%, 04/01/12                                            2,491
      2,500    5.250%, 04/01/13                                            2,472
               Hawaii State, Ser CT, GO, FSA Insured
      2,000    5.875%, 09/01/16                                            2,050
               Hawaiian Home Lands Department, RB
      1,250    4.000%, 07/01/05                                            1,164
               Honolulu City & County, Board of Water Supply, RB
        250    5.250%, 07/01/07                                              253
      1,000    5.800%, 07/01/16                                            1,014


Bishop Street Funds

Hawaii Municipal Bond Fund                                           (unaudited)
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                             Market
        Amount                                                            Value
        (000)                                                             (000)
      ---------                                                          -------

               Honolulu City & County, GO
     $  230    6.000%, 12/01/09                                           $  245
               Honolulu City & County, Halawa Business Park, SA
        370    6.400%, 10/15/01                                              376
               Honolulu City & County, Mortgage, Smith Beretania,
               Ser A, RB, FHA Insured
         95    7.800%, 07/01/24                                               98
               Honolulu City & County, Ser A, GO
         55    6.000%, 01/01/10                                               59
               Honolulu City & County, Ser A, GO, ETM
        250    5.800%, 03/01/01                                              252
        245    5.700%, 04/01/09                                              257
         95    6.000%, 01/01/10                                              102
               Honolulu City & County, Ser A, GO, ETM, MBIA Insured
        135    6.000%, 11/01/10                                              145
               Honolulu City & County, Ser A, GO, MBIA Insured
        365    6.000%, 11/01/10                                              390
               Honolulu City & County, Ser B, GO
        270    5.600%, 06/01/05                                              280
      1,230    5.600%, 06/01/05                                            1,265
      3,000    5.125%, 07/01/17                                            2,805
               Honolulu City & County, Ser B, GO, FGIC Insured
      1,365    5.500%, 10/01/11                                            1,397
        635    5.500%, 10/01/11                                              654
      2,000    5.125%, 07/01/13                                            1,955
      1,000    5.125%, 07/01/15                                              952
               Honolulu City & County, Ser C, GO, FGIC Insured
        125    5.500%, 11/01/07                                              129
      1,025    5.500%, 11/01/08                                            1,054
      1,200    5.125%, 07/01/11                                            1,191
      3,500    5.000%, 07/01/19                                            3,167
               Honolulu City & County, Waipahu Towers Project,
               Ser A, RB, AMT,
               GNMA Insured
        200    6.900%, 06/20/35                                              207



                                             Semi-Annual Report -- June 30, 2000

Hawaii Municipal Bond Fund                                           (unaudited)
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                              Market
       Amount                                                              Value
        (000)                                                              (000)
      ---------                                                           ------

               Honolulu City & County, Waste Water, 2nd Board
               Resolution, Junior Ser, RB, FGIC Insured
     $1,000    5.250%, 07/01/12                                           $  996
      1,900    5.250%, 07/01/13                                            1,879
      3,365    5.250%, 07/01/15                                            3,277
      3,000    5.250%, 07/01/16                                            2,899
      2,000    5.250%, 07/01/17                                            1,902
      4,500    5.250%, 07/01/18                                            4,247
      1,525    5.000%, 07/01/23                                            1,350
               Kauai County, Public Improvement, Ser B, GO,
               MBIA Insured
        120    4.750%, 08/01/08                                              117
        100    4.850%, 08/01/09                                               98
        135    4.950%, 08/01/10                                              133
        140    5.000%, 08/01/11                                              138
        120    5.050%, 08/01/12                                              117
        155    5.100%, 08/01/13                                              151
        165    5.150%, 08/01/14                                              160
        175    5.200%, 08/01/15                                              170
               Kauai County, Ser A, GO, FGIC Insured
      1,135    6.250%, 08/01/18                                            1,183
      1,480    6.250%, 08/01/20                                            1,534
      1,335    6.250%, 08/01/21                                            1,380
      1,050    6.250%, 08/01/22                                            1,084
               Kauai County, Ser B, GO, AMBAC Insured
        285    5.750%, 08/01/06                                              297
               Kauai County, Ser B, GO, MBIA Insured
        260    5.900%, 02/01/13                                              267
               Maui County, Board of Water Supply, Ser A, RB,
               ETM, FGIC Insured
        520    6.000%, 12/01/01                                              530
               Maui County, GO, FGIC Insured
      1,000    5.100%, 09/01/04                                            1,009
        290    5.125%, 12/15/10                                              290
               Maui County, Ser A, GO, ETM, AMBAC Insured
        200    6.800%, 12/01/00                                              202


Bishop Street Funds

Hawaii Municipal Bond Fund                                           (unaudited)
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                              Market
       Amount                                                              Value
        (000)                                                              (000)
      ---------                                                           ------

               Maui County, Ser A, GO, FGIC Insured
     $  200    5.000%, 03/01/03                                           $  201
        500    5.200%, 09/01/12                                              496
        500    4.800%, 03/01/13                                              467
        200    5.000%, 03/01/13                                              193
        500    4.900%, 03/01/14                                              466
        100    5.125%, 03/01/14                                               97
        795    5.000%, 03/01/18                                              726
        615    5.100%, 03/01/19                                              564
               Maui County, Ser A, GO, MBIA Insured
        250    5.750%, 06/01/13                                              256
               Maui County, Ser C, GO, FGIC Insured
        555    5.150%, 03/01/14                                              539
        790    5.150%, 03/01/15                                              761
        500    5.200%, 03/01/16                                              481
                                                                        --------
                                                                         133,953
                                                                        --------
Guam -- 0.3%
               Guam, Power Authority, Ser A, RB, AMBAC Insured
        400    6.375%, 10/01/08                                              424
                                                                        --------
Puerto Rico -- 6.9%
               Puerto Rico Commonwealth, GO, MBIA Insured
      1,500    6.500%, 07/01/10                                            1,697
      1,000    6.500%, 07/01/13                                            1,130
      1,000    6.500%, 07/01/14                                            1,133
               Puerto Rico Commonwealth, Industrial Development,
               Ser B, RB, MBIA Insured
      1,000    5.375%, 07/01/16                                              996
               Puerto Rico Commonwealth, Public Improvement,
               GO, AMBAC Insured
        500    5.900%, 07/01/00                                              500
               Puerto Rico, Electric Power Authority, Ser DD,
               RB, FSA Insured
      1,500    5.000%, 07/01/28                                            1,354
               Puerto Rico, Housing, Banking & Finance Agency,
               Single-Family Mortgage, Affordable Housing Mortgage,
               Portfolio I, RB, AMT, GNMA/FNMA/FHLMC Collateral
        195    6.100%, 10/01/15                                              197


                                             Semi-Annual Report -- June 30, 2000

Hawaii Municipal Bond Fund                                           (unaudited)
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                                          Market
     Shares/Face                                                           Value
    Amount (000)                                                           (000)
--------------------                                                     -------

               Puerto Rico, Industrial Tourist Educational Medical
               Environmental Control Facilities, Hospital Auxilio
               Muto Obligation Group, Ser A, RB, MBIA Insured
     $  300    6.250%, 07/01/24                                         $    310
               Puerto Rico, Public Building Authority, Government
               Facilities,
               Ser B, RB, MBIA Insured
      1,000    5.000%, 07/01/09                                            1,014
      1,000    5.100%, 07/01/10                                            1,019
      1,000    5.000%, 07/01/15                                              964
                                                                        --------
                                                                          10,314
                                                                        --------
               TOTAL MUNICIPAL BONDS (Cost $147,456)                     144,691
                                                                        --------

                             CASH EQUIVALENT -- 1.7%
    265,089    Dreyfus Tax Exempt Cash Management Fund                       265
  2,344,983    SEI Institutional Tax Free Fund                             2,345
                                                                        --------
               TOTAL CASH EQUIVALENT (COST $2,610)                         2,610
                                                                        --------
TOTAL INVESTMENTS (COST $150,066)-- 98.2%                                147,301
                                                                        --------
OTHER ASSETS AND LIABILITIES, NET -- 1.8%                                  2,746
                                                                        --------


Bishop Street Funds

Hawaii Municipal Bond Fund                                           (unaudited)
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
                                   (CONCLUDED)

                                                                         Market
                                                                          Value
                                                                          (000)
                                                                        -------


                                   NET ASSETS:

Fund Shares of Institutional Class (unlimited authorization
    -- no par value) based on 13,997,660 outstanding shares
    of beneficial interest                                             $145,744
Fund Shares of Class A (unlimited authorization -- no par value)
    based on 722,614 outstanding shares of beneficial interest            7,369
Accumulated net realized loss on investments                               (301)
Net unrealized depreciation on investments                               (2,765)
                                                                       --------
TOTAL NET ASSETS -- 100.0%                                              $150,047
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS                               $10.19
                                                                       ========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE -- CLASS A                $10.19
                                                                       ========
MAXIMUM OFFERING PRICE PER SHAR -- CLASS A
    ($10.19 / 95.75%)                                                    $10.64
                                                                       ========
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
AMT -- ALTERNATIVE MINIMUM TAX
COP -- CERTIFICATE OF PARTICIPATION
ETM -- ESCROWED TO MATURITY
FGIC -- FINANCIAL GUARANTY INSURANCE CORPORATION
FHA -- FEDERAL HOUSING ASSOCIATION
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA -- FINANCIAL SECURITY ASSURANCE
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE
RB -- REVENUE BOND
SA -- SPECIAL ASSESSMENT
SER -- SERIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                             Semi-Annual Report -- June 30, 2000

                                  BISHOP STREET
               INVESTMENT ADVISER'S REPORT & MANAGEMENT DISCUSSION
                                      FUNDS

Money Market & Treasury Money Market Funds
--------------------------------------------------------------------------------

INVESTMENT ADVISER'S REPORT

The long-standing economic expansion continued into the Year 2000 on the heels of a sizzling 7.3% GDP rate for the final quarter of 1999. With the directive to contain any inflation that may arise from this exceptional growth, the Federal Reserve's (the Fed) intentions became clear early in the year -- gradually raise rates until consumers' near insatiable appetite for spending abates, and the economy shows signs of slowing. Responding to the strong economic data, the Fed increased short-term rates three times in the first half of the year, by a total of 100 basis points, culminating in a 50 basis point increase to 6.50% on May 16. This was the sixth rate hike in this tightening cycle, for a cumulative increase of 175 basis points in the Fed Funds rate since June of last year. Shortly following the 50 point hike, economic data began to show a moderation in activity, including the manufacturing, housing and consumer spending sectors. While this slowdown is more likely attributed to earlier rate hikes, the weaker data was enough to keep the Fed from raising rates at their June meeting.

As is typical in periods of an active Fed, market sentiment shifted dramatically over the course of the six-month period ending June 30, 2000. Up until the rate hike in May, the market predicted a continuation of aggressive action by the Fed, while by the end of June, many were wondering if the Fed had finished raising rates for this cycle. Yields on one-year high quality corporate debt peaked at 7.40% in May before settling back near 7.00% by the end of June. After rising considerably early in the year, the yields on the three-month and one-year Treasury Bills actually dropped by 3 and 18 basis points during the second quarter to 5.86% and 6.06%, respectively. However, this is most likely a result of technical factors surrounding the continuation of the government's debt retirement and buyback program. In fact, as part of this debt reduction program, the Treasury may eliminate the auction of the one-year bill all together.



Bishop Street Funds

                                                                  [Logo Omitted]


MANAGEMENT DISCUSSION & ANALYSIS

During the six months we shortened the average maturity of the Treasury
Money Market Fund to 35 days as overnight repurchase agreements ("repo") offered more yield than Treasuries. This was partly a result of the shrinking supply of Treasuries -- a premium was added to the price of the one-year Bill and hence its yield became somewhat diminished on a relative basis.

In the Money Market Fund we are able to invest in a far larger selection of instruments and were thus able to take advantage of the relatively attractive yields of corporate issues. These yields reflect the expectations of investors surrounding the magnitude and direction of future changes in short-term interest rates. We look to purchase securities for the Fund when these yields are stretched to levels that we believe are unsustainable. As the market priced in overly aggressive Fed policy, we were able to find value in issues with longer maturities. As a result the Fund's average maturity increased to 53 days over the course of the six months.


OUTLOOK & STRATEGY

While the current economic data is reflecting slower growth for the second quarter, the pace is still expected to be at least 3.5% (down from 5.4% in the first quarter). Inflation also remains a concern to the market as price pressures could mount from the continuation of a tight labor market and the rise in fuel prices. The Fed's next meeting is not until August 22, and it will remain alert to signs that the recent slowdown is only temporary -- in the last two years the growth rate dipped in the second quarter, only to reaccelerate. So, while the Fed may not raise rates in August, it remains premature to predict that their next move will be to lower rates.

In this environment, we feel comfortable managing the Money Market Fund with a longer average maturity. We will implement this strategy by buying longer corporate issues when the market predicts more Fed activity, enabling us to "lock in" higher yields. With fewer options in the Treasury Money Market Fund, we will continue to rely on repo as the yields of Treasuries with maturities out to one year remain unattractive on a relative basis.



                                             Semi-Annual Report -- June 30, 2000

Money Market Fund                                                    (unaudited)
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS


        Face
       Amount                                                           Value
        (000)                                                           (000)
      ---------                                                        --------


                            COMMERCIAL PAPER -- 52.0%
ASSET BACKED -- 23.6%
               Aesop Funding
    $10,000    6.660%, 08/16/00                                       $ 9,915
               Apreco
     10,000    6.640%, 10/16/00                                         9,803
               Delaware Funding
     10,000    6.650%, 07/20/00                                         9,965
               Edison Asset Securities
     10,000    6.600%, 09/22/00                                         9,848
               Enterprise Funding
      7,000    6.580%, 08/21/00                                         6,935
               Falcon Asset Securities
     10,000    6.570%, 08/08/00                                         9,931
               Peacock Funding
      2,500    6.600%, 07/05/00                                         2,498
               Preferred Receivables Funding
     10,000    6.600%, 09/13/00                                         9,864
               Variable Funding
     10,000    6.550%, 08/07/00                                         9,933
                                                                      --------
                                                                       78,692
                                                                      --------
BROKERAGE -- 3.0%
               Goldman Sachs Group
     10,000    6.610%, 08/09/00                                         9,928
                                                                      --------
CHEMICALS -- 3.0%
               E.I. Dupont de Nemours
     10,000    6.550%, 08/21/00                                         9,907
                                                                      --------
FINANCIAL SERVICES -- 6.0%
               National Australia Funding
     10,000    6.750%, 07/07/00                                         9,989
               National Rural Utilities
     10,000    6.670%, 07/12/00                                         9,980
                                                                      --------
                                                                       19,969
                                                                      --------
FOOD, BEVERAGE & TOBACCO -- 5.1%
               Kellogg
      7,000    6.550%, 08/04/00                                         6,957
               Pepsico
     10,000    6.900%, 07/03/00                                         9,996
                                                                      --------
                                                                       16,953
                                                                      --------


Bishop Street Funds

Money Market Fund                                                    (unaudited)
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face
       Amount                                                            Value
        (000)                                                            (000)
      ---------                                                         -------

HOUSEHOLD PRODUCTS -- 6.0%
               Hubbell
    $10,000    6.980%, 07/03/00                                       $  9,996
               Fortune Brands
     10,000    6.580%, 09/08/00                                          9,874
                                                                      ---------
                                                                        19,870
                                                                      ---------
RETAIL -- 5.3%
               Albertson's
      8,000    6.629%, 07/14/00                                          8,000
               Wal-Mart Stores
     10,000    6.580%, 09/19/00                                          9,854
                                                                      ---------
                                                                        17,854
                                                                      ---------
               TOTAL COMMERCIAL PAPER (Cost $173,173)                  173,173
                                                                      ---------

                           FLOATING RATE NOTES -- 8.7%
               Allstate (A)
      3,000    6.900%, 09/15/00                                          3,000
               AT&T (A) (B)
      8,000    6.683%, 08/07/00                                          8,000
               Key Bank NA  (A)
      8,000    6.893%, 08/31/00                                          8,000
               Monumental Life Insurance (A)
     10,000    6.480%, 07/01/00                                         10,000
                                                                      ---------
               TOTAL FLOATING RATE NOTES (Cost $29,000)                 29,000
                                                                      ---------

                   CERTIFICATES OF DEPOSIT/BANK NOTES -- 18.2%
               American Express Centurion Bank
     10,000    6.580%, 07/20/00                                         10,000
               Bank of Scotland
      5,500    5.725%, 07/03/00                                          5,500
               Barclays Bank, NY
      5,000    6.710%, 02/09/01                                          4,998
               Deutsche Bank AG
      5,000    6.600%, 01/22/01                                          4,999
      3,000    6.750%, 02/22/01                                          2,999
      3,000    6.710%, 02/26/01                                          2,999
               Fifth Third Bancorp
     10,000    6.590%, 07/20/00                                         10,000


                                             Semi-Annual Report -- June 30, 2000

Money Market Fund                                                    (unaudited)
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face
       Amount                                                             Value
        (000)                                                             (000)
      ---------                                                          -------

               First Tennessee Bank
     $7,000    6.730%, 02/23/01                                         $ 6,998
               Metropolitan Life Funding
      5,000    6.471%, 05/01/01                                           5,000
               Royal Bank of Canada
      4,000    5.700%, 07/03/00                                           4,000
               UBS AG
      3,000    6.720%, 02/05/01                                           2,999
                                                                        --------
               TOTAL CERTIFICATES OF DEPOSIT/BANK NOTES (Cost $60,492)   60,492
                                                                        --------

                          CORPORATE OBLIGATIONS -- 7.4%
               Ford Motor Credit
      8,000    6.729%, 08/18/00                                           7,999
               SBC Communications  (B)
      7,000    6.684%, 05/15/01                                           7,000
               SMM Trust 2000-E (B)
      3,500    6.669%, 03/14/01                                           3,500
               Travelers Insurance Funding
      6,000    6.923%, 05/31/01                                           6,000
                                                                        --------
               TOTAL CORPORATE OBLIGATIONS (Cost $24,499)                24,499
                                                                        --------

                    U.S. GOVERNMENT AGENCY OBLIGATION -- 1.5%
               FNMA MTN
      5,000    6.520%, 03/16/01                                           4,997
                                                                        --------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATION (Cost $4,997)      4,997
                                                                        --------


Bishop Street Funds

Money Market Fund                                                    (unaudited)
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
                                   (CONCLUDED)

        Face
       Amount                                                            Value
        (000)                                                            (000)
      ---------                                                        ---------


                         REPURCHASE AGREEMENTS -- 12.3%
               Lehman, 6.700%, dated 06/30/00, matures 07/03/00,
               repurchase price $8,504,746 (collateralized by
               various U.S. Government obligations, total par value
               $10,100,100, 0.000% - 8.050%, 05/24/05 - 08/10/18;
    $ 8,500    total market value $8,670,645)                           $ 8,500
               Lehman, 6.550%, dated 06/30/00, matures 07/03/00,
               repurchase price $17,797,709 (collateralized by
               U.S. Treasury STRIPS, total par value $88,315,000,
     17,788    0.000%, 11/15/16; total market value $18,192,890)         17,788
               Paribas, 6.850%, dated 06/30/00, matures 07/03/00,
               repurchase price $12,507,135 (collateralized by
               various U.S. Government obligations, total par
               value $16,410,929, 5.500% - 7.000% , 12/01/13 -
     12,500    06/01/29; total market value $13,024,619)                 12,500
               Warburg Dillion, 6.850%, dated 06/30/00, matures
               07/03/00, repurchase price $2,201,256 (collateralized
               by a U.S. Government obligation, total par value
               $2,520,000, 5.500% , 09/01/14; total market
      2,200    value $2,247,639)                                          2,200
                                                                       --------
               TOTAL REPURCHASE AGREEMENTS (Cost $40,988)                40,988
                                                                       --------
TOTAL INVESTMENTS (COST $333,149) -- 100.1%                             333,149
                                                                       --------
OTHER ASSETS AND LIABILITIES, NET -- (0.1%)                                (231)
                                                                       --------

                                   NET ASSETS:
Fund Shares of Institutional Class (unlimited authorization
    -- no par value)based on 332,917,175 outstanding shares
    of beneficial interest                                              332,917
Undistributed net investment income                                           5
Accumulated net realized loss on investments                                 (4)
                                                                       --------
TOTAL NET ASSETS -- 100.0%                                             $332,918
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS                                $1.00
                                                                       ========
(A) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON 06/30/00. THE MATURITY DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.
(B) SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXCEPT FROM REGISTRATION UNDER SECTION 3A-4, 4(2) OR 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS." THIS SECURITY HAS BEEN DETERMINED TO BE LIQUID UNDER GUIDELINES ESTABLISHED BY THE BOARD OF TRUSTEES.
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE
STRIPS -- SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL
          OF SECURITIES

The accompanying notes are an integral  part of the financial statements.

                                             Semi-Annual Report -- June 30, 2000

Treasury Money Market Fund                                           (unaudited)
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS


       Face
      Amount                                                             Value
       (000)                                                             (000)
     ---------                                                          -------


                       U.S. TREASURY OBLIGATIONS -- 18.4%
               U.S. Treasury Notes
    $11,000    4.000%, 10/31/00                                        $ 10,943
     12,000    5.750%, 11/15/00                                          11,999
     16,000    4.625%, 11/30/00                                          15,913
      5,000    5.625%, 11/30/00                                           4,993
     10,000    5.000%, 02/28/01                                           9,915
      8,000    5.625%, 02/28/01                                           7,961
     10,000    4.875%, 03/31/01                                           9,882
                                                                       --------
               TOTAL U.S. TREASURY OBLIGATIONS (Cost $71,606)            71,606
                                                                       --------

                         REPURCHASE AGREEMENTS -- 81.9%
               ABN Amro, 6.630%, dated 06/30/00, matures 07/03/00,
               repurchase price $50,027,625 (collateralized by a
               U.S. Treasury Bond, total par value $57,121,000,
     50,000    5.250%, 11/15/28; total market value $51,000,571)         50,000
               BZW, 6.500%, dated 06/30/00, matures 07/03/00,
               repurchase price $80,035,000 (collateralized by a
               U.S. Treasury Note, total par value $86,520,000,
     80,000    4.250%, 11/15/03; total market value $81,600,689)         80,000
               Lehman, 6.550%, dated 06/30/00, matures 07/03/00,
               repurchase price $49,772,622 (collateralized by
               U.S. Treasury STRIPS, total par value $94,250,000,
     49,755    0.000%, 05/15/10; total market value $51,375,675)         49,755
               Paribas, 6.620%, dated 06/30/00, matures 07/03/00,
               repurchase price $80,044,133 (collateralized by a
               U.S. Treasury Bond, total par value $55,356,000,
     80,000    13.250%, 05/15/14; total market value $81,600,197)        80,000
               Warburg Dillion, 6.430%, dated 06/30/00, matures
               07/03/00, repurchase price $59,932,096
               (collateralized by a U.S. Treasury Bond, total
               par value $48,100,000, 8.750%, 05/15/17;
     59,900    total market value $61,102,274)                           59,900
                                                                       --------
               TOTAL REPURCHASE AGREEMENTS (Cost $319,655)              319,655
                                                                       --------
TOTAL INVESTMENTS (COST $391,261) -- 100.3%                             391,261
                                                                       --------
OTHER ASSETS AND LIABILITIES, NET -- (0.3%)                              (1,121)
                                                                       --------


Bishop Street Funds

Treasury Money Market Fund                                           (unaudited)
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
                                   (CONCLUDED)


                                                                         Value
                                                                         (000)
                                                                       --------


                                   NET ASSETS:

Fund Shares of Institutional Class (unlimited authorization
    -- no par value) based on 390,152,220 outstanding shares
    of beneficial interest                                            $390,152
Undistributed net investment income                                         14
Accumulated net realized loss on investments                               (26)
                                                                      --------
TOTAL NET ASSETS -- 100.0%                                            $390,140
                                                                      ========
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS                               $1.00
                                                                      ========
STRIPS -- SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                             Semi-Annual Report -- June 30, 2000


Bishop Street Funds                                                            (unaudited)
------------------------------------------------------------------------------------------
                            STATEMENTS OF OPERATIONS
                     For the six-month period ended 6/30/00
                                 (In Thousands)

                                                    High      Hawaii            Treasury
                                                    Grade    Municipal   Money    Money
                                         Equity    Income      Bond     Market   Market
                                          Fund      Fund       Fund      Fund     Fund
-------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest Income                      $  290    $ 3,905    $3,992   $9,762   $11,316
   Dividend Income (Net of withholding
      taxes of $12)                      1,327         --        --       --        --
--------------------------------------------------------------------------------------------
   Total Investment Income               1,617      3,905     3,992    9,762    11,316
--------------------------------------------------------------------------------------------
EXPENSES:
   Investment Adviser Fee                1,410        348       258      470       574
   Investment Adviser Fee Waiver           (52)       (56)     (145)    (134)     (262)
   Management Fee                          381        126       148      313       382
   Management Fee Waiver                  (146)       (58)      (98)    (144)     (176)
   Shareholder Servicing Fee               476        158       185      391       478
   Shareholder Servicing Fee Waiver       (286)       (95)     (111)    (235)     (287)
   Distribution Fees Class A                 1         --         8       --        --
   Custody Fees                             25         21        17       19        14
   Transfer Agent Fees                      23         16        20       15        17
   Registration Fees                        20          8        11        7         9
   Trustees Fees                             5          3         4       18        16
   Printing Fees                            15          7         7       25        27
   Professional Fees                        23         12        15       35        41
   Amortization of Deferred
      Organizational Costs                   3          3        --       --         3
   Miscellaneous Expenses                   10          5         3        3         5
---------------------------------------------------------------------------------------------
           Total Expenses                1,908        498       322      783       841
---------------------------------------------------------------------------------------------
   Net Investment Income (Loss)           (291)     3,407     3,670    8,979    10,475
---------------------------------------------------------------------------------------------
Net Realized Gain (Loss) on Investments 28,327     (3,402)     (367)      (2)       (2)
Change in Unrealized Appreciation
   (Depreciation) on Investments       (32,220)     5,718     3,511       --        --
---------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
   on Investments                       (3,893)     2,316     3,144       (2)       (2)
---------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
   Resulting from Operations           $(4,184)   $ 5,723    $6,814   $8,977   $10,473
=============================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Bishop Street Funds

Bishop Street Funds                                                                           (unaudited)
---------------------------------------------------------------------------------------------------------
                       STATEMENTS OF CHANGES IN NET ASSETS
                                 (IN THOUSANDS)

---------------------------------------------------------------------------------------------------------





                                                      Equity Fund         High Grade Income Fund
---------------------------------------------------------------------------------------------------------
                                                01/01/00 to  01/01/99 to  01/01/00 to  01/01/99 to
                                                  06/30/00   12/31/99     06/30/00     12/31/99
---------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                   $  (291)   $     (6)     $ 3,407      $ 2,822
   Net Realized Gain (Loss) on Investments         28,327      30,951       (3,402)           7
   Change in Unrealized Appreciation
     (Depreciation) on Investments                (32,220)     26,018        5,718       (4,605)
----------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Resulting
      From Operations                              (4,184)     56,963        5,723       (1,776)
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class Shares                        --          --       (3,407)      (2,822)
     Class A Shares (1)                                --          --           --           --
   Capital Gains:
     Institutional Class Shares                        --     (22,427)          --         (376)
     Class A Shares (1)                                --         (30)          --           --
----------------------------------------------------------------------------------------------------------
        Total Distributions                            --     (22,457)      (3,407)      (3,198)
----------------------------------------------------------------------------------------------------------
Changes in Net Assets                              (4,184)     34,506        2,316       (4,974)
----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class Shares:
     Proceeds in Connection with the Acquisition
          of Common Trust Fund Assets                  --     224,391           --       97,163
     Proceeds from Shares Issued                   15,101      30,327        9,321       18,415
     Reinvestments of Cash Distributions               --       8,559          662        1,731
     Cost of Shares Redeemed                      (27,276)     (8,344)     (12,093)      (9,355)
----------------------------------------------------------------------------------------------------------
        Total Institutional Class Capital
           Share Transactions                     (12,175)    254,933       (2,110)     107,954
----------------------------------------------------------------------------------------------------------
   Class A Shares: (1)
     Proceeds from Shares Issued                    1,573         680           39            1
     Reinvestments of Cash Distributions               --          30           --           --
     Cost of Shares Redeemed                         (165)       (156)         (39)          --
----------------------------------------------------------------------------------------------------------
        Total Class A Capital Share Transactions    1,408         554           --            1
----------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
   From Capital Share Transactions                (10,767)    255,487       (2,110)     107,955
----------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets        (14,951)    289,993          206      102,981
----------------------------------------------------------------------------------------------------------
NET ASSETS:
        Beginning of Period                       391,810     101,817      127,882       24,901
----------------------------------------------------------------------------------------------------------
         End of Period                           $376,859    $391,810     $128,088     $127,882
==========================================================================================================
CAPITAL SHARE TRANSACTIONS:
   Institutional Class Shares:
Shares Issued in Connection with the
   Acquisition of Common Trust Fund Assets             --      13,437           --      10,121
Shares Issued                                         848       1,772          987       1,898
Shares Issued in Lieu of Cash Distributions            --         497           70         177
Shares Redeemed                                    (1,533)       (492)      (1,279)       (964)
---------------------------------------------------------------------------------------------------------
        Total Institutional Class Capital
           Share Transactions                        (685)     15,214         (222)     11,232
---------------------------------------------------------------------------------------------------------
   Class A Shares: (1)
Shares Issued                                          88         40             4          --
Shares Issued in Lieu of Cash Distributions            --          2            --          --
Shares Redeemed                                       (10)        (9)           (4)         --
---------------------------------------------------------------------------------------------------------
        Total Class A Capital Share Transactions       78         33            --          --
---------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Capital Shares            (607)    15,247          (222)     11,232
=========================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(1) COMMENCED OPERATIONS ON 06/14/99.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                           Semi-Annual Report -- June 30, 2000


Bishop Street Funds                                                                          (unaudited)
--------------------------------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
                                 (IN THOUSANDS)

                                                                     Hawaii Municipal
                                                                         Bond Fund
--------------------------------------------------------------------------------------------------------
                                                                    01/01/00   01/01/99
                                                                  to 06/30/00 to 12/31/99
--------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income                                             $ 3,670    $ 3,347
   Net Realized Gain (Loss) on Investments                              (367)       143
   Change in Unrealized Appreciation
     (Depreciation) on Investments                                     3,511     (5,313)
--------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Resulting From Operations            6,814     (1,823)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
     Institutional Class Shares                                       (3,521)    (3,279)
     Class A Shares (1)                                                 (149)       (96)
   Capital Gains:
     Institutional Class Shares                                           --        (88)
     Class A Shares (1)                                                   --         (6)
--------------------------------------------------------------------------------------------------------
         Total Distributions                                          (3,670)    (3,469)
--------------------------------------------------------------------------------------------------------
Change in Net Assets                                                   3,144     (5,292)
--------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class Shares:
     Proceeds in Connection with the Acquisition of
       Common Trust Fund Assets                                           --    102,397
     Proceeds from Shares Issued                                       9,815     17,832
     Reinvestments of Cash Distributions                                 362        907
     Cost of Shares Redeemed                                         (11,830)   (10,408)
--------------------------------------------------------------------------------------------------------
         Total Institutional Class Capital Share Transactions         (1,653)   110,728
--------------------------------------------------------------------------------------------------------
   Class A Shares: (1)
     Proceeds from Shares Issued                                       1,563      6,374
     Reinvestments of Cash Distributions                                 129        101
     Cost of Shares Redeemed                                            (608)      (190)
--------------------------------------------------------------------------------------------------------
         Total Class A Capital Share Transactions                      1,084      6,285
--------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets From Capital Share Transactions   (569)   117,013
--------------------------------------------------------------------------------------------------------
   Total Increase in Net Assets                                        2,575    111,721
--------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                                               147,472     35,751
--------------------------------------------------------------------------------------------------------
   End of Period                                                    $150,047   $147,472
========================================================================================================
CAPITAL SHARE TRANSACTIONS:
   Institutional Class Shares:
Shares Issued in Connection with the
   Acquisition of Common Trust Fund Assets                                --     10,049
Shares Issued                                                            980      1,716
Shares Issued in Lieu of Cash Distributions                               36         87
Shares Redeemed                                                       (1,179)    (1,011)
--------------------------------------------------------------------------------------------------------
         Total Institutional Class Capital Share Transactions           (163)    10,841
--------------------------------------------------------------------------------------------------------
   Class A Shares: (1)
Shares Issued                                                            156        624
Shares Issued in Lieu of Cash Distributions                               13         10
Shares Redeemed                                                          (61)       (19)
--------------------------------------------------------------------------------------------------------
         Total Class A Capital Share Transactions                        108        615
--------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Capital Shares                                (55)    11,456
========================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(1) COMMENCED OPERATIONS ON 06/14/99.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Bishop Street Funds


Bishop Street Funds                                                                             (unaudited)
-----------------------------------------------------------------------------------------------------------
                       STATEMENTS OF CHANGES IN NET ASSETS
                                 (IN THOUSANDS)

                                                                                      Treasury
                                                          Money Market              Money Market
                                                              Fund                      Fund
------------------------------------------------------------------------------------------------------------
                                                    01/01/00 to  01/01/99 to  01/01/00 to  01/01/99 to
                                                      06/30/00    12/31/99     06/30/00     12/31/99
------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income                               $8,979     $ 13,452    $ 10,475      $ 14,817
   Net Realized Gain (Loss) on Investments                 (2)           7          (2)           11
------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Resulting From Operations     8,977       13,459      10,473        14,828
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class Shares                        (8,978)     (13,452)    (10,475)      (14,817)
------------------------------------------------------------------------------------------------------------
        Total Distributions                            (8,978)     (13,452)    (10,475)      (14,817)
------------------------------------------------------------------------------------------------------------
Changes in Net Assets                                      (1)           7          (2)           11
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (ALL AT $1.00 PER SHARE):
   Institutional Class Shares:
     Proceeds from Shares Issued                      332,910      695,788     635,323     1,290,349
     Reinvestments of Cash Distributions                  161          373          16             8
     Cost of Shares Redeemed                         (284,443)    (680,195)   (576,261)   (1,259,148)
------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets
   From Capital Share Transactions                     48,628       15,966      59,078        31,209
------------------------------------------------------------------------------------------------------------
   Total Increase in Net Assets                        48,627       15,973      59,076        31,220
------------------------------------------------------------------------------------------------------------
NET ASSETS:
        Beginning of Period                           284,291      268,318     331,064       299,844
------------------------------------------------------------------------------------------------------------
         End of Period                               $332,918     $284,291    $390,140      $331,064
============================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                             Semi-Annual Report -- June 30, 2000

Bishop Street Funds
----------------------------------------------------------------------------------------------------------------------------------
Financial Highlights
For a share outstanding throughout the period ended June 30, 2000 (Unaudited) and the periods ended December 31,

                                   INVESTMENT ACTIVITIES                     DISTRIBUTIONS FROM
                           ----------------------------------------      --------------------------
                                                          NET
                              NET                      REALIZED                                      NET
                             ASSET                        AND                                       ASSET
                            VALUE,          NET       UNREALIZED          NET                      VALUE,
                           BEGINNING    INVESTMENT  GAIN (LOSS) ON    INVESTMENT      CAPITAL      END OF
                           OF PERIOD      INCOME      INVESTMENTS       INCOME         GAINS       PERIOD
                           ---------     ----------   -----------     ---------        ------      ------

EQUITY FUND
-----------
Institutional Class Shares:
2000:                       $17.88      $ (0.01)        $(0.18)       $    --         $   --        $17.69
1999(6):                     15.28           --           3.68             --          (1.08)        17.88
1998:                        12.06         0.05           3.88          (0.05)         (0.66)        15.28
1997(1):                     10.00         0.08           2.06          (0.08)            --         12.06
Class A Shares:
2000:                       $17.87       $(0.01)        $(0.22)       $    --         $   --        $17.64
1999(2):                     15.74           --            3.19            --          (1.06)        17.87
---------------------
HIGH GRADEINCOME FUND
---------------------
Institutional Class Shares:
2000:                       $ 9.39        $0.25         $ 0.17         $(0.25)        $   --        $ 9.56
1999:                        10.43         0.48          (0.92)         (0.50)         (0.10)         9.39
1998:                        10.23         0.54           0.37          (0.54)         (0.17)        10.43
1997(1):                     10.00         0.51           0.26          (0.51)         (0.03)        10.23
Class A Shares:
2000:                       $ 9.35        $0.27         $ 0.13         $(0.24)        $   --        $ 9.51
1999(2):                      9.69         0.19          (0.19)         (0.24)         (0.10)         9.35
--------------------------
HAWAII MUNICIPAL BOND FUND
--------------------------
Institutional Class Shares:
2000:                       $ 9.98       $ 0.25         $ 0.21         $(0.25)        $   --        $10.19
1999:                        10.77         0.48          (0.75)         (0.50)         (0.02)         9.98
1998:                        10.67         0.51           0.10          (0.51)            --         10.77
1997:                        10.34         0.53           0.33          (0.53)            --         10.67
1996:                        10.47         0.55          (0.12)         (0.55)         (0.01)        10.34
1995(3):                     10.00         0.45           0.47          (0.45)            --         10.47
Class A Shares:
2000:                       $ 9.97       $ 0.24         $ 0.21        $ (0.23         $   --        $10.19
1999(2):                     10.42         0.26          (0.44)         (0.25)         (0.02)         9.97
-----------------
MONEY MARKET FUND
-----------------
2000:                       $ 1.00       $ 0.03         $   --         $(0.03)        $   --        $ 1.00
1999:                         1.00         0.05             --          (0.05)            --          1.00
1998:                         1.00         0.05             --          (0.05)            --          1.00
1997:                         1.00         0.05             --          (0.05)            --          1.00
1996:                         1.00         0.05             --          (0.05)            --          1.00
1995(4):                      1.00         0.05             --          (0.05)            --          1.00
--------------------------
TREASURY MONEY MARKET FUND
--------------------------f
2000:                       $ 1.00       $ 0.03       $     --         $(0.03)        $   --        $ 1.00
1999:                         1.00         0.05             --          (0.05)            --          1.00
1998:                         1.00         0.05             --          (0.05)            --          1.00
1997:                         1.00         0.05             --          (0.05)            --          1.00
1996(5):                      1.00         0.03             --          (0.03)            --          1.00
---------------------------------------------------------------------------------------------------------------------------------


                                                                                                          RATIO OF
                                                              RATIO OF       RATIO OF       RATIO OF   NET INVESTMENT
                                                 NET          EXPENSES      EXPENSES TO        NET        INCOME TO
                                                ASSETS,          TO           AVERAGE      INVESTMENT      AVERAGE
                                                END OF         AVERAGE      NET ASSETS      INCOME TO    NET ASSETS    PORTFOLIO
                                   TOTAL        PERIOD           NET       EXCLUDING FEE     AVERAGE    EXCLUDING FEE  TURNOVER
                                  RETURN**       (000)         ASSETS         WAIVERS      NET ASSETS      WAIVERS       RATE
                                 ---------      ------        --------     -------------   ----------   -------------  ---------
-----------
EQUITY FUND
-----------
Institutional Class Shares:
2000:                             (1.06)%+    $374,908          1.00%*         1.27%*        (0.15)%*      (0.42)%*       31%
1999(6):                          24.37        391,227          1.00           1.27          (0.01)        (0.28)         58
1998:                             33.05        101,817          1.00           1.32           0.38          0.06          41
1997(1):                          21.52+        69,967          0.99*          1.39*          0.83*         0.43*         30
Class A Shares:
2000:                             (1.29)%+     $ 1,951          1.25%*         1.52%*        (0.40)%*      (0.67)%*       31%
1999(2):                          20.52+           583          1.25*          1.61*         (0.33)*       (0.69)*        58
---------------------
HIGH GRADEINCOME FUND
---------------------
Institutional Class Shar
2000:                              4.56%+     $128,087          0.78%*         1.11%*         5.37%*        5.04%*        41%
1999:                             (4.34)       127,881          0.80           1.19           5.12          4.73          56
1998:                              9.09         24,901          0.80           1.21           5.21          4.80          98
1997(1):                           7.94+        26,242          0.80*          1.30*          5.58*         5.08*         32
Class A Shares:
2000:                              4.31%+         $  1          1.03%*         1.36%*         5.06%*        4.73%*        41%
1999(2):                          (0.05)+            1          1.05*          1.87*          4.89*         4.07*         56
--------------------------
HAWAII MUNICIPAL BOND FUND
--------------------------
Institutional Class Shar
2000:                              4.66%+     $142,684          0.42%*         0.91%*         4.97%*        4.48%*        12%
1999:                             (2.65)       141,341          0.41           0.99           4.79          4.21          14
1998:                              5.84         35,751          0.41           1.01           4.74          4.14          21
1997:                              8.52         29,005          0.34           0.99           5.05          4.40          29
1996:                              4.21         15,408          0.21           0.85           5.33          4.68          27
1995(3):                          10.91*         9,411          0.27*          1.10*          5.24*         4.40*         68
Class A Shares:
2000:                              4.60%+      $ 7,363          0.67%*         1.16%*         4.72%*        4.23%*        12%
1999(2):                          (1.76)+        6,131          0.66*          1.24*          4.89*         4.31*         14
-----------------
MONEY MARKET FUND
-----------------
2000:                              2.88%+     $332,918          0.50%*         0.83%*         5.72%*        5.39%*       n/a
1999:                              4.88        284,291          0.50           0.84           4.78          4.44         n/a
1998:                              5.26        268,318          0.50           0.81           5.12          4.81         n/a
1997:                              5.29        246,671          0.51           0.85           5.18          4.84         n/a
1996:                              5.12        274,125          0.49           0.60           5.01          4.90         n/a
1995(4):                           5.67*       305,120          0.50*          0.66*          5.50*         5.34*        n/a
--------------------------
TREASURY MONEY MARKET FUND
--------------------------
2000:                              2.75%+     $390,140          0.44%*         0.82%*         5.46%*        5.08%*       n/a
1999:                              4.65        331,064          0.44           0.85           4.56          4.15         n/a
1998:                              5.10        299,844          0.44           0.84           4.98          4.58         n/a
1997:                              5.22        273,919          0.43           0.86           5.11          4.68         n/a
1996(5):                           5.08*       180,201          0.42*          0.65*          4.96*         4.74*        n/a

 + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
 * ANNUALIZED.
** TOTAL RETURN DOES NOT REFLECT THE SALES CHARGE ON CLASS A SHARES.
(1) COMMENCED OPERATIONS ON JANUARY 31, 1997.
(2) COMMENCED OPERATIONS ON JUNE 14, 1999.
(3) COMMENCED OPERATIONS ON FEBRUARY 15, 1995.
(4) COMMENCED OPERATIONS ON JANUARY 30, 1995.
(5) COMMENCED OPERATIONS ON MAY 1, 1996.
(6) PER SHARE NET INVESTMENT INCOME AMOUNT CALCULATED USING AVERAGE SHARES. AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Bishop Street Funds                          Semi-Annual Report -- June 30, 2000

                                     44 & 45

Bishop Street Funds
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
 The Bishop Street Funds (the "Trust") are registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Bishop Street Funds consist of a series of five funds (the "Funds") which includes the Equity Fund, High Grade Income Fund, Hawaii Municipal Bond Fund, Money Market Fund and the Treasury Money Market Fund. On June 14, 1999, Class A Shares commenced operations. Class A Shares are subject to a sales load as disclosed in the prospectus. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES
 The following is a summary of significant accounting policies followed by the Trust.

SECURITY VALUATION
 Bishop Street Fund investments in equity securities which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sale price on the principal exchange on which they are traded on valuation date; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity which are actively traded are valued by an independent pricing service at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general Trustee supervision.
 Investment securities held by the Money Market and Treasury Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
 Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold adjusted for the accretion and amortization of the purchase discounts and premiums during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on ex-dividend date.

DISCOUNTS AND PREMIUMS
 Discounts and premiums are accreted or amortized over the life of each security and are recorded as interest income for each of the Funds using the scientific interest method, which approximates the effective interest method.


Bishop Street Funds

                                                                     (unaudited)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS
 Securities pledged as collateral for Repurchase Agreements are held by the custodian bank until the respective agreements mature. The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until the maturity of the repurchase agreement. Provisions of repurchase agreements and procedures adopted by the Adviser ensure that the market value of the collateral is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

EXPENSES
 Expenses that are directly related to one of the Funds are charged directly to that Fund. Class specific expenses, such as the distribution fees, are borne by that class. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets. Income, other expenses and realized and unrealized gains and losses of a fund are allocated to the respective classes on the basis of relative net assets each day.

DISTRIBUTIONS TO SHAREHOLDERS
 Distributions from net investment income are declared daily and paid on a monthly basis for the High Grade Income Fund, Hawaii Municipal Bond Fund, the Money Market Fund and the Treasury Money Market Fund. The Equity Fund declares and pays such dividends on a quarterly basis. Any net realized capital gains will be distributed at least annually for all Funds.

FEDERAL INCOME TAXES
 It is each Fund's intention to qualify as a regulated investment company for federal income tax purposes and to distribute a majority of its taxable income and net capital gains. Accordingly, no provision for federal income taxes is required. the timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles. These differences relate primarily to paydowns on asset-backed securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Funds.

ORGANIZATION COSTS
 Organization costs have been capitalized by the Funds and are being amortized over sixty months commencing with operations. In the event any of the initial shares of a fund are redeemed by any holder thereof during the period that such fund is amortizing its organi-

                                             Semi-Annual Report -- June 30, 2000

Bishop Street Funds
--------------------------------------------------------------------------------




zation costs, the redemption proceeds payable to the holder thereof by the fund will be reduced by the unamortized organization costs in the same ratio as the number of initial shares outstanding at the time of the redemption.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
 The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AGREEMENT
 Investment advisory services are provided to the Funds by Bishop Street Capital Management (the "Adviser"). The Adviser is entitled to receive an annual fee of 0.74% of the average daily net assets of the Equity Fund, 0.55% of the average daily net assets of the High Grade Income Fund, 0.35% of the average daily net assets of the Hawaii Municipal Bond Fund, and 0.30% of the Money Market and Treasury Money Market Funds. The Adviser may from time to time waive a portion of its fee in order to limit the operating expenses of a Fund.
 Wellington Management Company, LLP (the "Sub-Adviser") serves as the investment sub-adviser for the Money Market Fund and the Treasury Money Market Fund (collectively, the "Money Market Funds"), pursuant to a sub-adviser agreement. The Sub-Adviser is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.075% of the average daily net assets of the Money Market Funds up to $500 million and 0.020% of the average daily net assets of the Money Market Funds in excess of $500 million.

4. ADMINISTRATIVE, TRANSFER AGENT AND DISTRIBUTION SERVICES
 Pursuant to an administration agreement dated January 27, 1995, (the "Agreement") SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, acts as the Trust's Administrator. Under the terms of the Agreement, SEI is entitled to receive an annual fee of 0.20% of the average daily net assets of each Fund. SEI has voluntarily agreed to waive a portion of its fee in order to limit operating expenses.
 Pursuant to an agreement dated January 30, 1995, DST Systems, Inc. ("DST") acts as the Transfer Agent of the Trust. As such, DST provides transfer agency, dividend disbursing and shareholder services to the Trust.

Bishop Street Funds

                                                                     (unaudited)
--------------------------------------------------------------------------------





 SEI Investments Distribution Co. ("SEI Investments"), a wholly owned subsidiary of SEI Investments Company, acts as the Trust's Distributor pursuant to a distribution agreement dated June 10, 1999. The Funds have adopted a Distribution Plan on behalf of Class A Shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The Plan provides that Class A Shares will bear the cost of their distribution expenses. The Distributor, as compensation for its services under the Plan, receives a distribution fee, computed daily and payable monthly, of 0.25% of the average daily net assets attributable to each Fund's Class A Shares.
   The Trust has adopted and entered into a shareholder service plan and agreement with SEI Investments. Each Fund pays to SEI Investments a shareholder servicing fee at an annual rate of 0.25% of the average daily net asset value of all shares of each fund, which is computed daily and paid monthly. SEI Investments has voluntarily agreed to waive a portion of its fee in order to limit operating expenses.
 Certain officers of the Trust are also officers of the Administrator. Such officers are paid no fees by the Trust.

5. INVESTMENT TRANSACTIONS
 The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments for the period ended June 30, 2000 are presented below for the Funds.
      FUND INVESTMENT TRANSACTIONS (000)


                                     EQUITY      HIGH GRADE     HAWAII MUNICIPAL
                                      FUND       INCOME FUND       BOND FUND
                                    --------     -----------    ----------------
Purchases
  U.S. Government Securities        $     --       $ 51,053         $    --
  Other                              117,900          2,295          19,036

Sales
  U.S. Government Securities              --         49,570              --
  Other                              120,235             --          16,410



                                             Semi-Annual Report -- June 30, 2000

Bishop Street Funds
--------------------------------------------------------------------------------




 The aggregate gross unrealized appreciation and depreciation of securities held by the Equity Fund, High Grade Income Fund, and Hawaii Municipal Bond Fund for federal income tax purposes at June 30, 2000 were as follows:

                                     EQUITY      HIGH GRADE   HAWAII MUNICIPAL
                                      FUND       INCOME FUND     BOND FUND
                                    --------     -----------  ----------------
Gross Unrealized Appreciation       $124,469     $    968        $   914
Gross Unrealized Depreciation        (21,020)      (3,034)        (3,679)
                                    --------     --------        -------
Net Unrealized Appreciation
   (Depreciation)                   $103,449     $ (2,066)       $(2,765)
                                    ========     ========        =======

 The total cost of securities and the net realized gains or losses on securities sold for federal income tax purposes at June 30, 2000 was not materially different from amounts reported for financial reporting purposes.

6. CONCENTRATION OF CREDIT RISK
 The Hawaii Municipal Bond Fund invests primarily in debt instruments in the state of Hawaii. The issuers' ability to meet their obligations may be affected by economic developments in that state. At June 30, 2000, the percentage of the Fund investments by each revenue source was as follows:
                                                         HAWAII MUNICIPAL
                                                             BOND FUND
                                                         ----------------
                 Cash Equivalents                               2
                 Education Bonds                                2
                 General Obligation Bonds                      37
                 Hospital Bonds                                10
                 Housing Bonds                                  5
                 Transportation Bonds                          16
                 Utility Bonds                                 18
                 Public Facility Bonds                          8
                 Other Revenue Bonds                            2
                                                              ----
                                                              100%
                                                              ====

Bishop Street Funds

                                                                     (unaudited)
--------------------------------------------------------------------------------





 The ratings of long-term debt holdings as a percentage of total value of long-term debt investments at June 30, 2000 are as follows:

                 STANDARD &                     HAWAII MUNICIPAL
                 POOR'S RATING                     BOND FUND
                 -------------                  ----------------
                 AAA                                   82
                 AA                                    10
                 A+                                     2
                 A                                      3
                 Not Rated                              3
                                                      ----
                                                      100%
                                                      ====
7. COMMON TRUST FUND CONVERSIONS
 On September 17, 1999, certain common trust funds of First Hawaiian Bank were converted into the Bishop Street Funds pursuant to a plan of reorganization approved by First Hawaiian Bank shareholders on June 16, 1999. The Funds involved in the conversion were as follows:

               COMMON TRUST                            BISHOP
                   FUND                              STREET FUND
         ----------------------               --------------------------
         FHB Equity Fund                      Equity Fund
         FHB Equity Income Fund               Equity Fund
         FHB Fixed Income Fund                High Grade Income Fund
         FHB Tax Exempt Fund                  Hawaii Municipal Bond Fund

 The assets, which consisted of securities and related receivables less liabilities, were converted on a tax-free basis. The number of shares issued by each Fund and the net assets (including unrealized appreciation (depreciation)) of each Common Trust Fund immediately before the conversion were as follows:

     COMMON            NET         UNREALIZED     COMMON TRUST
      TRUST          ASSETS       APPRECIATION  FUND SHARES PRIOR  BISHOP STREET
      FUND            VALUE      (DEPRECIATION)   TO CONVERSION    SHARES ISSUED
     --------        ------       ------------  ----------------   -------------
FHB Equity       $194,483,008   $ 62,405,848        2,225,655        11,645,689
FHB Equity Income  29,908,418     16,464,775          767,254         1,790,923
FHB Fixed Income   97,162,807     (3,971,262)      10,680,571        10,121,126
FHB Tax Exempt    102,397,433     (2,463,733)      10,695,238        10,048,816

                                             Semi-Annual Report -- June 30, 2000

Bishop Street Funds
--------------------------------------------------------------------------------




                                BOARD OF TRUSTEES

[Photo Omitted]
MR. MARTIN ANDERSON
PARTNER--Goodsill, Anderson, Quinn & Stifel

[Photo Omitted]
MR. CHARLES E. CARLBOM
CHAIRMAN--B.P.I., Inc.
PRESIDENT AND CEO--United Grocers, Inc. (1997-1999)
PRESIDENT AND CEO--Western Family Food, Inc.
                   Western Family Holdings Inc. (1982-1997)

[Photo Omitted]
MR. PHILIP H. CHING
VICE CHAIRMAN--First Hawaiian Bank
    (through January 1996)

[Photo Omitted]
MR. JAMES L. HUFFMAN
DEAN & PROFESSOR--
     Lewis & Clark Law School

[Photo Omitted]
HONORABLE SHUNICHI KIMURA
MEDIATOR--Mediation Specialists of Hawaii (1994-1997)
REGENT--University of Hawaii (1995-1996)
JUDGE--State of Hawaii Judiciary (1974-1994)
MAYOR--County of Hawaii (1968-1974)
CHAIRMAN & CHIEF EXECUTIVE--County of Hawaii (1964-1968)

Bishop Street Funds

--------------------------------------------------------------------------------




[Photo Omitted]
MR. ROBERT A. NESHER
CHAIRMAN--SEI Mutual Funds

[Photo Omitted]
HONORABLE WILLIAM S. RICHARDSON
TRUSTEE--Kamehameha Schools Bishop Estate (through 1992)
CHIEF JUSTICE--Supreme Court of Hawaii (through 1983)
LIEUTENANT GOVERNOR--State of Hawaii (1962-1966)

[Photo Omitted]
MR. PETER F. SANSEVERO
REGIONAL DIRECTOR OF THE NORTHWESTERN REGION AND FIRST VICE PRESIDENT--
     Merrill Lynch (through 1997)

[Photo Omitted]
MR. MANUEL R. SYLVESTER
MANAGING & EXECUTIVE PARTNER--
   Coopers & Lybrand (through 1992)

[Photo Omitted]
DR. JOYCE S. TSUNODA
SENIOR VICE PRESIDENT & CHANCELLOR
   FOR COMMUNITY COLLEGES--University of Hawaii

Bishop Street Funds

                                             Semi-Annual Report -- June 30, 2000

--------------------------------------------------------------------------------




                                      NOTES

Bishop Street Funds

--------------------------------------------------------------------------------




                                      NOTES

                                             Semi-Annual Report -- June 30, 2000

--------------------------------------------------------------------------------




                                      NOTES

Bishop Street Funds

INVESTMENT ADVISER
BISHOP STREET CAPITAL MANAGEMENT
HONOLULU, HI 96813

ADMINISTRATOR
SEI INVESTMENTS MUTUAL FUNDS SERVICES
OAKS, PA 19456

DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
OAKS, PA 19456

TRANSFER AGENT
DST SYSTEMS, INC.
KANSAS CITY, MO 64141

CUSTODIAN
CHASE MANHATTAN BANK
NEW YORK, NY 10041

LEGAL COUNSEL
MORGAN, LEWIS & BOCKIUS LLP
PHILADELPHIA, PA 19103

AUDITORS
PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PA 19103



                   [GRAPHIC BACKGROUND OF GLOBAL MAP OMITTED]






       FOR MORE INFORMATION ABOUT BISHOP STREET FUNDS, CALL 1-800-262-9565
                         OR YOUR INVESTMENT SPECIALIST

[Logo Omitted]

[Logo Omitted]

BISHOP STREET FUNDS
P.O. BOX 3708
HONOLULU, HI 96811

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF BISHOP STREET FUNDS' SHAREHOLDERS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

SHARES OF BISHOP STREET FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY FIRST HAWAIIAN BANK OR ANY OF ITS AFFILIATES. SUCH SHARES ARE ALSO NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN SHARES OF MUTUAL FUNDS INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SEI INVESTMENTS DISTRIBUTION CO. SERVES AS DISTRIBUTOR FOR THE BISHOP STREET FUNDS AND IS NOT AFFILIATED WITH FIRST HAWAIIAN BANK OR ANY OF ITS AFFILIATES.

BSF-F-004-06